                                                                  EXHIBIT 99.2


                          AGREEMENT AND PLAN OF MERGER


                                 by and between


                          COMPAQ COMPUTER CORPORATION


                                      and


                                  SHOPPING.COM


                                  dated as of


                                January 11, 1999

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
                                   ARTICLE I
                             THE OFFER AND MERGER

Section 1.1           The Offer.......................................................  Page 2
                      ---------
Section 1.2           Company Actions.................................................  Page 4
                      ---------------
Section 1.3           Directors.......................................................  Page 5
                      ---------
Section 1.4           The Merger......................................................  Page 7
                      ----------
Section 1.5           Effective Time..................................................  Page 7
                      --------------
Section 1.6           Closing.........................................................  Page 8
                      -------
Section 1.7           Directors and Officers of the Surviving Corporation.............  Page 8
                      ---------------------------------------------------
Section 1.8           Subsequent Actions..............................................  Page 8
                      ------------------
Section 1.9           Shareholders' Meeting...........................................  Page 8
                      ---------------------
Section 1.10          Merger Without Meeting of Shareholders..........................  Page 9
                      --------------------------------------

                                  ARTICLE II
                           CONVERSION OF SECURITIES

Section 2.1           Conversion of Capital Stock.....................................  Page 10
                      ---------------------------
Section 2.2           Exchange of Certificates........................................  Page 10
                      ------------------------
Section 2.3           Dissenting Shares...............................................  Page 12
                      -----------------
Section 2.4           Company Stock Option Plans......................................  Page 13
                      --------------------------

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1           Organization; Qualification....................................   Page 14
                      ---------------------------
Section 3.2           Capitalization.................................................   Page 14
                      --------------
Section 3.3           Authorization; Validity of Agreement;
                      -------------------------------------
                      Company Action.................................................   Page 15
                      --------------
Section 3.4           Board Approvals Regarding Transactions.........................   Page 16
                      --------------------------------------
Section 3.5           Vote Required..................................................   Page 16
                      -------------
Section 3.6           Consents and Approvals; No Violations..........................   Page 16
                      -------------------------------------
Section 3.7           SEC Reports and Financial Statements...........................   Page 17
                      ------------------------------------
Section 3.8           Books and Records..............................................   Page 17
                      -----------------
Section 3.9           No Undisclosed Liabilities.....................................   Page 17
                      --------------------------


Section 3.10          Accounts Receivable............................................   Page 18
                      -------------------
Section 3.11          Inventory......................................................   Page 18
                      ---------
Section 3.12          Interim Operations.............................................   Page 18
                      ------------------
Section 3.14          Litigation.....................................................   Page 20
                      ----------
Section 3.15          Employee Benefit Plans.........................................   Page 21
                      ----------------------
Section 3.16          Tax Matters; Government Benefits...............................   Page 23
                      --------------------------------
Section 3.17          Title to Properties; Encumbrances..............................   Page 25
                      ---------------------------------
Section 3.18          Plant and Equipment............................................   Page 25
                      -------------------
Section 3.19          Leases.........................................................   Page 26
                      ------
Section 3.20          Environmental Laws............................................    Page 26
                      ------------------
Section 3.21          Bank Accounts.................................................    Page 26
                      -------------
Section 3.22          Intellectual Property.........................................    Page 27
                      ---------------------
Section 3.23          Employment Matters............................................    Page 29
                      ------------------
Section 3.24          Compliance with Laws..........................................    Page 29
                      --------------------
Section 3.25          Products Liability............................................    Page 29
                      ------------------
Section 3.26          Contracts and Commitments.....................................    Page 29
                      -------------------------
Section 3.27          Customers and Suppliers.......................................    Page 31
                      -----------------------
Section 3.28          Orders, Commitments and Returns...............................    Page 31
                      -------------------------------
Section 3.29          Insurance.....................................................    Page 31
                      ---------
Section 3.30          Labor Difficulties............................................    Page 32
                      ------------------
Section 3.31          Consents......................................................    Page 32
                      --------
Section 3.32          Information in Schedule 14D-9.................................    Page 32
                      -----------------------------
Section 3.33          Information in Proxy Statement................................    Page 32
                      ------------------------------
Section 3.34          Opinion of Financial Advisor..................................    Page 33
                      ----------------------------
Section 3.35          Absence of Questionable Payments..............................    Page 33
                      --------------------------------
Section 3.36          Personnel.....................................................    Page 33
                      ---------
Section 3.37          Insider Interests.............................................    Page 33
                      -----------------
Section 3.38          Brokers or Finders............................................    Page 34
                      ------------------
Section 3.39          Full Disclosure...............................................    Page 34
                      ---------------

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND PURCHASER

Section 4.1           Organization....................................................  Page 34
                      ------------
Section 4.2           Authorization; Validity of Agreement;
                      -------------------------------------
                      Necessary Action................................................  Page 34
                      ----------------
Section 4.3           Consents and Approvals; No Violations...........................  Page 35
                      -------------------------------------
Section 4.4           Information in Offer Documents..................................  Page 35
                      ------------------------------

Section 4.5           Information in Proxy Statement.................................   Page 36
                      ------------------------------
Section 4.6           Share Ownership................................................   Page 36
                      ---------------
Section 4.7           Purchaser's Operations.........................................   Page 36
                      ----------------------
Section 4.8           Brokers or Finders.............................................   Page 36
                      ------------------

                                   ARTICLE V
                                   COVENANTS

Section 5.1           Interim Operations of the Company..............................   Page 36
                      ---------------------------------
Section 5.2           Access; Confidentiality........................................   Page 39
                      -----------------------
Section 5.3           Reasonable Best Efforts........................................   Page 40
                      -----------------------
Section 5.4           Employee Benefits..............................................   Page 41
                      -----------------
Section 5.5           No Solicitation of Competing Transaction.......................   Page 42
                      ----------------------------------------
Section 5.6           Publicity......................................................   Page 44
                      ---------
Section 5.7           Notification of Certain Matters................................   Page 44
                      -------------------------------
Section 5.8           Directors' and Officers' Insurance and Indemnification.........   Page 44
                      ------------------------------------------------------
Section 5.9           State Takeover Laws............................................   Page 45
                      -------------------
Section 5.10          Purchaser Compliance...........................................   Page 45
                      --------------------

                                  ARTICLE VI
                                  CONDITIONS
Section 6.1           Conditions to Each Party's Obligation to
                      ----------------------------------------
                      Effect the Merger..............................................   Page 45
                      -----------------
Section 6.2           Conditions to Parent's and Purchaser's Obligations
                      --------------------------------------------------
                      to Effect the Merger...........................................   Page 46
                      --------------------

                                  ARTICLE VII
                                  TERMINATION

Section 7.1           Termination.....................................................  Page 46
                      -----------
Section 7.2           Effect of Termination...........................................  Page 48
                      ---------------------

                                 ARTICLE VIII
                        DEFINITIONS AND INTERPRETATION

Section 8.1           Definitions.....................................................  Page 49
                      -----------
Section 8.2           Interpretation..................................................  Page 58
                      --------------

                                  ARTICLE IX
                                 MISCELLANEOUS

Section 9.1           Fees and Expenses..............................................   Page 59
                      -----------------
Section 9.2           Amendment and Modification.....................................   Page 60
                      --------------------------
Section 9.3           Non-Survival of Representations and Warranties.................   Page 60
                      ----------------------------------------------
Section 9.4           Notices........................................................   Page 60
                      -------
Section 9.5           Counterparts...................................................   Page 61
                      ------------
Section 9.6           Entire Agreement; No Third Party Beneficiaries.................   Page 62
                      ----------------------------------------------
Section 9.7           Severability...................................................   Page 62
                      ------------
Section 9.8           Governing Law..................................................   Page 62
                      -------------
Section 9.9           Enforcement....................................................   Page 62
                      -----------
Section 9.10          Time of Essence................................................   Page 62
                      ---------------
Section 9.11          Extension; Waiver..............................................   Page 62
                      ----------------
Section 9.12          Assignment.....................................................   Page 63
                      ----------

                          AGREEMENT AND PLAN OF MERGER


          AGREEMENT AND PLAN OF MERGER, dated as of January 11, 1999, by and among Compaq Computer Corporation, a Delaware Corporation ("Parent"), and
                                                            ------
Shopping.com, a California corporation (the "Company"). Certain capitalized
                                             -------
terms used in this Agreement have the meanings ascribed to them in Article VIII,
Section 8.1 hereof.

          WHEREAS, the Board of Directors of each of Parent and the Company has approved, and deems it advisable and in the best interests of its respective shareholders to consummate, the acquisition of the Company by Parent upon the terms and subject to the conditions set forth herein;

          WHEREAS, Parent intends promptly after the execution of this Agreement to form Purchaser in the state of Delaware;

          WHEREAS, in furtherance thereof, it is proposed that Purchaser make a cash tender offer to acquire all of the issued and outstanding shares of common stock, no par value, of the Company for $19.00 per share, net to the seller in cash; and

          WHEREAS, also in furtherance of such acquisition, the Board of Directors of each of Parent and the Company have approved this Agreement and the Merger following the Offer in accordance with the CGCL and upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Company Board of Directors has determined that the consideration to be paid for each Share in the Offer and the Merger is fair to the holders of such Shares and has resolved to recommend that the holders of such Shares accept the Offer and approve this Agreement and each of the Transactions upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Company and Parent desire to make certain representations, warranties, covenants and agreements in connection with the Offer and Merger; and

          WHEREAS, as a condition and inducement to Parent's entering into this Agreement and incurring the obligations set forth herein, each of the Major Sharehold-ers, concurrently herewith, is entering into a Shareholder Agreement dated as of the date hereof, with Parent, substantially in the form of Exhibit A hereto, pursuant to which each of the Major Shareholders is agreeing, among other things, to tender the Shares held by each of them in the Offer and to grant Parent a proxy with respect to the voting of such Shares, all upon the terms and subject to the conditions set forth in the Shareholder Agreements; and

          WHEREAS, as a condition and inducement to Parent's entering into this Agreement and incurring the obligations set forth herein, the Company, concurrently herewith, is entering into a Stock Option Agreement, dated as of the date hereof, with Parent, substantially in the form of Exhibit B hereto, pursuant to which the Company is granting to Purchaser an option to purchase Shares, all upon the terms and subject to the conditions set forth in the Stock Option Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:




                                   ARTICLE I

                              THE OFFER AND MERGER

          Section 1.1    The Offer.
                         ---------

          (a) Provided that this Agreement shall not have been terminated in accordance with Section 7.1 and none of the events set forth in Annex A shall have occurred and be existing, as promptly as practicable (but in no event later than five business days after the public announcement of the execution of this Agreement), Purchaser shall commence (within the meaning of Rule 14d-2 promulgated under the Exchange Act) a cash tender offer to acquire all Shares at the Offer Price. Subject to Section 1.1(d) and the satisfaction of the Minimum Condition and the other conditions set forth in Annex A hereto, Purchaser shall use reasonable efforts to consummate the Offer in accordance with its terms and to accept for payment and pay for Shares tendered pursuant to the Offer as soon as Purchaser is legally permitted to do so under applicable law. The Offer shall be made by means of the Offer to Purchase and shall be subject to the Minimum Condition and the other conditions set forth in Annex A hereto, and shall reflect, as appropriate, the other terms set forth in this Agreement. Subject to
Section 1.1(d), Purchaser shall not
amend or waive the Minimum Condition, decrease the Offer Price or decrease the number of Shares sought, or amend any other condition of the Offer in any manner adverse to the holders of the Shares without the written consent of the Company. If on the initial scheduled expiration date of the Offer, which shall be no earlier than twenty business days after the date the Offer is commenced, all conditions to the Offer will not have been satisfied or waived, Purchaser may, from time to time, in its sole discretion, extend the expiration date. In addition, Purchaser may increase the amount it offers to pay per Share in the Offer, and the Offer may be extended to the extent required by law in connection with such increase, in each case, without the consent of the Company.

          (b) As soon as practicable on the date the Offer is commenced, Parent and Purchaser shall file with the SEC a tender offer statement on Schedule 14D-1 with respect to the Offer. The Schedule 14D-1 will include, as exhibits, the Offer to Purchase and a 1 form of letter of transmittal and summary advertisement.

          (c) Parent and Purchaser will take all steps necessary to cause the Offer Documents to be filed with the SEC and to be disseminated to holders of the Shares, in each case as and to the extent required by applicable federal securities laws. Parent and Purchaser, on the one hand, and the Company, on the other hand, will promptly correct any information provided by it for use in the Offer Documents if and to the extent that it shall have become false or misleading in any material respect, and Purchaser will take all steps necessary to cause the Offer Documents as so corrected to be filed with the SEC and to be disseminated to holders of the Shares, in each case as and to the extent required by applicable federal securities laws. The Company and its counsel shall be given the opportunity to review the initial Schedule 14D-1 before it is filed with the SEC. Parent and Purchaser will provide the Company and its counsel in writing with any comments or other communications, whether written or oral, Parent, Purchaser or their counsel may receive from time to time from the SEC or its staff with respect to the Offer Documents, promptly after the receipt of such comments or other communications.

          (d) In the event the Minimum Condition is not satisfied on any scheduled expiration date of the Offer, Purchaser may either (i) extend the Offer pursuant to Section 1.1(a), or (ii) amend the Offer to provide that, in the event (A) the Minimum Condition is not satisfied at the next scheduled expiration date of the Offer (without giving pro forma effect to the potential issuance of any Shares issuable upon exercise of the Stock Option Agreement), and (B) the number of

Shares tendered pursuant to the Offer and not withdrawn as of such next scheduled expiration date is more than 50% of the then outstanding Shares, Purchaser shall waive the Minimum Condition and amend the Offer to reduce the number of Shares subject to the Offer to a number of Shares that when added to the Shares then owned by Purchaser will equal the Revised Minimum Number, and, if a greater number of Shares is tendered into the Offer and not withdrawn, purchase, on a pro rata basis, the Revised Minimum Number of Shares (it being understood that Purchaser may, but shall not in any event be required to accept for payment, and pay for, any Shares if less than the Revised Minimum Number of Shares are tendered pursuant to the Offer and not withdrawn at the applicable expiration date). Notwithstanding any other provision of this Agreement, in the event that Purchaser purchases a number of Shares equal to the Revised Minimum Number, without the prior written consent of the Purchaser prior to the termination of this Agreement, the Company shall take no action whatsoever to increase the number of Shares owned by the Purchaser in excess of the Revised Minimum Number.

          Section 1.2    Company Actions.
                         ---------------

          (a) As soon as practicable on the date the Offer is commenced, the Company shall file with the SEC a Solicitation/Recommendation Statement on
Schedule 14D-9, which shall, subject to the provisions of Section 5.5(b), contain the recommendation referred to in clause (iii) of Section 3.5 hereof. At the time the Offer Documents are first mailed to the shareholders of the Company, the Company shall mail or cause to be mailed to the shareholders of the Company such Schedule 14D-9 together with such Offer Documents. The Company further agrees to take all steps necessary to cause the Schedule 14D-9 to be disseminated to holders of the Shares, as and to the extent required by applicable federal securities laws. Each of the Company, on the one hand, and Parent and Purchaser, on the other hand, agrees promptly to correct any information provided by it for use in the Schedule 14D-9 if and to the extent that it shall have become false and misleading in any material respect and the Company further agrees to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of the Shares, in each case as and to the extent required by applicable federal securities laws. Parent and its counsel shall be given the opportunity to review the Schedule 14D-9 before it is filed with the SEC. In addition, the Company agrees to provide Parent, Purchaser and their counsel with any comments, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Schedule 14D-9 promptly after the receipt of such comments or other communications.

          (b) In connection with the Offer, the Company will promptly furnish or cause to be furnished to Purchaser mailing labels, security position listings and any available listing, or computer file containing the names and addresses of all recordholders of the Shares as of a recent date, and shall furnish Purchaser with such additional information (including, but not limited to, lists of holders of the Shares, updated daily, and their addresses, mailing labels and lists of security positions) and assistance as Purchaser or its agents may reasonably request in communicating the Offer to the record and beneficial holders of the Shares. Except for such steps as are necessary to disseminate the Offer Documents, Parent and Purchaser shall hold in confidence the information contained in any of such labels and lists and the additional information referred to in the preceding sentence, will use such information only in connection with the Offer, and, if this Agreement is terminated, will upon request of the Company deliver or cause to be delivered to the Company all copies of such information then in its possession or the possession of its agents or representatives.

          Section 1.3    Directors.
                         ---------

          (a) Parent shall be entitled to designate such number of directors, rounded up to the next whole number, of the Company as is equal to the product of the total number of directors on such Board of Directors (giving effect to the directors designated by Parent pursuant to this sentence) multiplied by the Board Fraction. The Directors so designated by Parent shall take office immediately after (i) the purchase of and payment for any Shares by Parent or any of its Subsidiaries as a result of which Parent owns beneficially at least that number of shares which satisfies the Minimum Condition or the Revised Minimum Number, as applicable, and (ii) compliance with Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, whichever shall occur later. In furtherance thereof, the Company shall, upon request of the Parent, promptly either increase the size of its Board of Directors or secure the resignations of such number of its incumbent directors, or both, as is necessary to enable such designees of Parent to be so elected or appointed to the Company Board of Directors, and the Company shall take all actions available to the Company to cause such designees of Parent to be so elected or appointed at such time. At such time, the Company shall, if requested by Parent, also take all action necessary to cause persons designated by Parent to constitute the same Board Fraction of (i) each committee of the Company Board of Directors and (ii) each committee (or similar body) of each such board.

          (b) The Company shall promptly take all actions required pursuant to
Section 14(f) of the Exchange Act and Rule 14f-l promulgated thereunder in order to fulfill its obligations under Section 1.3(a), including mailing to shareholders, concurrently with mailing to shareholders the Schedule 14D-9, the information required by such Section 14(f) and Rule 14f-1 as is necessary to enable Parent's designees to be elected or appointed to the Company Board of Directors immediately after the purchase of and payment for any Shares by Parent or any of its Subsidiaries as a result of which Parent own beneficially at least a majority of then outstanding Shares. Parent or Purchaser will supply the Company all information with respect to either of them and their nominees, officers, directors and Affiliates required to be disclosed by such Section 14(f) and Rule 14f-1. The provisions of this Section 1.3 are in addition to and shall not limit any rights which Purchaser, Parent or any of their Affiliates may have as a holder or beneficial owner of Shares as a matter of law with respect to the election of directors or otherwise.

          (c) In the event that Parent's designees are elected or appointed to the Company Board of Directors, until the Effective Time, the Company Board of Directors shall have at least two directors who are Independent Directors, provided that, in such event, if the number of Independent Directors shall be reduced below two for any reason whatsoever, any remaining Independent Directors (or Independent Director, if there be only one remaining) shall be entitled to designate persons to fill such vacancies who shall be deemed to be Independent Directors for purposes of this Agreement or, if no Independent Director then remains, the other directors shall designate two persons to fill such vacancies who shall not be shareholders, Affiliates or Associates of Parent or
Purchaser, and such persons shall be deemed to be Independent Directors for purposes of this Agreement. Notwithstanding anything in this Agreement to the contrary, in the event that Parent's designees constitute a majority of the directors on the Company Board of Directors, the affirmative vote of a majority of the Independent Directors shall be required after the acceptance for payment of Shares pursuant to the Offer and prior to the Effective Time, to (a) amend or terminate this Agreement by the Company, (b) exercise or waive any of the Company's rights, benefits or remedies hereunder if such exercise or waiver materially and adversely affects holders of Shares other than Parent or Purchaser, or (c) take any other action under or in connection with this Agreement if such action materially and adversely affects holders of Shares other than Parent or Purchaser; provided, that if there shall be no such
                                --------
directors, such actions may be effected by unanimous vote of the entire Company Board of Directors.

          Section 1.4    The Merger.
                         ----------

          (a) Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and Purchaser shall consummate a merger pursuant to which (a) Purchaser shall be merged with and into the Company and the separate corporate existence of Purchaser shall thereupon cease, (b) the Company shall be the successor or surviving corporation in the Merger and shall continue to be governed by the laws of the State of California, and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in this
Section 1.4.

          (b) As of the Effective Time of the Merger, the articles of incorporation of the Surviving Corporation shall be as set forth in Exhibit D-1 to this Agreement, and such articles of incorporation shall be the articles of incorporation of Surviving Corporation until thereafter amended as provided by law and such articles of incorporation of the Surviving Corporation. As of the Effective Time of the Merger, the by-laws of the Surviving Corporation shall as set forth in Exhibit D-2 to this Agreement, and such by-laws shall be the by-laws of the Surviving Corporation until thereafter amended as provided by law and such by-laws of the Surviving Corporation.

          Section 1.5    Effective Time.  Upon the terms and subject to the
                         --------------
conditions set forth in Article VI of this Agreement and the California Merger Agreement, the form of which is attached hereto as Exhibit C, the parties hereto shall file the California Merger Agreement with the Secretary of State of the State of California, whereupon Purchaser shall be merged with and into the Company in accordance with the applicable provisions of this Agreement and the CGCL. Concurrently with the filing of the California Merger Agreement with the Secretary of State of the State of California and upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall file a Certificate of Merger with the Secretary of State of Delaware in accordance with the relevant provisions of the DGCL. The parties hereto shall make all other filings, recordings or publications required by the CGCL and the DGCL in connection with the Merger. The Merger shall become effective at the time specified in the California Merger Agreement or the Certificate of Merger, as the case may be, which specified time shall be the same in each of the California Merger Agreement and the Certificate of Merger.

          Section 1.6    Closing.  The closing of the Merger shall take place at
                         -------
10:00 a.m. on a date to be agreed upon by the parties, and if such date is not agreed upon by the parties, the Closing shall occur on the business day after satisfaction or waiver of all of the conditions set forth in Article VI, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 220, Palo Alto, California 94301.

          Section 1.7    Directors and Officers of the Surviving Corporation.
                         ---------------------------------------------------
The directors and officers of the Company at the Effective Time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and the by-laws of the Surviving Corporation. If, at the Effective Time, a vacancy shall exist on the Company Board of Directors or in any office of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by law.

          Section 1.8    Subsequent Actions.  If at any time after the Effective
                         ------------------
Time the Surviving Corporation will consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Purchaser acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Purchaser, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

          Section 1.9    Shareholders' Meeting.
                         ---------------------

          (a) If required by applicable law in order to consummate the Merger, the Company, acting through its Board of Directors, shall, in accordance with applicable law:

          (i) duly call, give notice of, convene and hold a Special Meeting of its shareholders as promptly as practicable following the acceptance for payment and purchase of Shares by Purchaser pursuant to the Offer for the purpose of considering and taking action upon the approval of the Merger and the adoption of this Agreement;

          (ii) prepare and file with the SEC a preliminary proxy or information statement relating to the Merger and this Agreement and use its best efforts to obtain and furnish the information required to be included by the SEC in the Proxy Statement (as hereinafter defined) and, after consultation with Parent, to respond promptly to any comments made by the SEC with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement, including any amendment or supplement thereto to be mailed to its shareholders, provided that no amendment or supplement to such Proxy or information statement will be made by the Company without consultation with Parent and its counsel;

          (iii) include in the Proxy Statement the recommendation of the Board of Directors that shareholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement;

          (iv) use its best efforts to solicit from holders of Shares proxies in favor of the Merger and shall take all other action necessary or, in the reasonable opinion of Parent, advisable to secure any vote or consent of shareholders required under California law to effect the Merger.

          (b) Parent will provide the Company with the information concerning Parent and Purchaser required to be included in the Proxy Statement. Parent shall vote, or cause to be voted, all of the Shares then owned by it, Purchaser or any of its other Subsidiaries or Affiliates controlled by Parent in favor of the approval of the Merger and the approval and adoption of this Agreement.

          Section 1.10    Merger Without Meeting of Shareholders.
                          --------------------------------------

Notwithstanding Section 1.9, in the event that Parent, Purchaser and any other Subsidiaries of Parent shall acquire in the aggregate a number of the outstanding shares of each class of capital stock of the Company, pursuant to the Offer or otherwise, sufficient to enable Purchaser or the Company to cause the Merger to become effective without a meeting of shareholders of the Company, the parties hereto shall, at the request of Parent and subject to Article VI, take all necessary and appropriate action to cause the Merger to become effective as soon as practicable after such acquisition, without a meeting of shareholders of the Company, in accordance with Section 1110 of the CGCL.


                                  ARTICLE II

                            CONVERSION OF SECURITIES

          Section 2.1    Conversion of Capital Stock.  As of the Effective Time,
                         ---------------------------
by virtue of the Merger and without any further action on the part of the holders of any Shares or holders of Purchaser Common Stock:

          (a) Purchaser Common Stock.  Each issued and outstanding share of
              ----------------------
Purchaser Common Stock shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

          (b) Cancellation of Parent-Owned Stock.  All Shares that are owned by
              ----------------------------------
Parent, Purchaser or any other wholly-owned Subsidiary of Parent shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (c) Conversion of Shares.  Each issued and outstanding Share (other
              --------------------
than Shares to be cancelled in accordance with Section 2.1(b) and other than any Dissenting Shares) shall be converted into the right to receive the Offer Price, payable to the holder thereof, without interest, upon surrender of the certificate formerly representing such Share in the manner provided in Section
2.2. From and after the Effective Time, all such converted Shares shall no longer be outstanding and shall be deemed to be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect to such shares except the right to receive the Merger Consideration therefor, without interest, upon the surrender of such certificate in accordance with Section 2.2.

          Section 2.2    Exchange of Certificates.
                         ------------------------

          (a) Paying Agent.  Parent shall designate a bank or trust company to
              ------------
act as agent for the holders of the Shares in connection with the Merger to receive in trust the funds to which holders of the Shares shall become entitled pursuant to Section 2.1(c). At the Effective Time, Parent or Purchaser shall deposit, or cause to be deposited, with the Exchange Agent for the benefit of holders of Shares the aggregate consideration to which such holders shall be entitled at the Effective Time pursuant to Section 2.1(c). Such funds shall be invested as directed by Parent or the Surviving Corporation pending payment thereof by the Paying Agent to holders of the Shares. Earnings from such investments shall be the sole and exclusive property of Purchaser and the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of Shares.

          (b) Exchange Procedures.  As soon as reasonably practicable after the
              -------------------
Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a Certificate or Certificates, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions not inconsistent with this Agreement as Parent may specify) and (ii) instructions for use in effecting the surrender of Certificates in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each Share formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.2.

          (c) Transfer Books; No Further Ownership Rights in the Shares.  At the
              ---------------------------------------------------------
Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of the Shares on the records of the Company. From and after the Effective Time, the holders of Certificates evidencing ownership of the Shares outstanding immediately prior to the

Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable law.

          (d) Termination of Fund; No Liability.  At any time following six
              ---------------------------------
months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any earnings received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) and only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          Section 2.3    Dissenting Shares.
                         -----------------

          (a) Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into or represent a right to receive cash pursuant to Section 2.1, but the holder thereof shall be entitled to only such rights as are granted by the CGCL.

          (b) Notwithstanding the provisions of Section 2.3(a), if any holder of Shares who demands appraisal of his Shares under the CGCL effectively withdraws or loses (through failure to perfect or otherwise) his right to appraisal, then as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in Section 2.1(c), without interest, upon surrender of the certificate or certificates representing such Shares pursuant to Section 2.2.

          (c) The Company shall give Parent (i) prompt notice of any written demands for appraisal or payment of the fair value of any Shares, withdrawals of such demands, and any other instruments served on the Company pursuant to the CGCL received by the Company, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the CGCL. Except with the prior written consent of Parent, the Company shall not voluntarily make any payment with respect to any demands for appraisal, settle or offer to settle any such demands.

          Section 2.4    Company Stock Option Plans.
                         --------------------------

          (a) At the Effective Time, each Company Option, whether vested or unvested, shall be assumed by Parent (and Parent shall take all action necessary under applicable law, to cause such result or equivalent result without disadvantage to the Company Option holders) and shall thereupon constitute an option to acquire that number of shares of Parent Common Stock equal to (i) the number of Shares subject to the Company Option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share, at a price per share of Parent Common Stock equal to (x) the exercise price of the Company Option immediately prior to the Effective Time, divided by (y) the Exchange Ratio, rounded up to the nearest whole cent. Other than as described in the immediately preceding sentence, the Company Options shall be subject to the same terms and conditions as applicable immediately prior to the Effective Time. As soon as reasonably practicable following the Effective Time, Parent shall deliver to each holder of a Company Option an appropriate notice setting forth the terms of such assumption. With respect to any Company Option that is an incentive stock option (within the meaning of Section 422 of the Code) immediately prior to the Effective Time, such assumption shall, to the extent reasonably practicable, conform to the requirements of Section 424(a) of the Code. Parent shall take all action necessary for the shares of Parent Common Stock to rank pari passu in all
                                                        ---- -----
respects with all other shares of Parent Common Stock then in issue and to be listed and issuable upon exercise of the Company Options so that such Company Options shall be freely tradeable on the New York Stock Exchange.

          (b) Except as may be otherwise agreed to by Parent or Purchaser and the Company or as otherwise contemplated or required to effectuate this Section 2.4, the Plans shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company shall be deleted as of the Effective Time.

          (c) The Company shall take all necessary actions to provide that as of the Effective Time no holder of Company Options under the Plans will have any right to receive shares of common stock of the Surviving Corporation upon exercise of any such Company Option.

          (d) Notwithstanding anything in this Agreement to the contrary, a vote of a majority of the Independent Directors shall be required to amend this
Section 2.4 in any manner adverse to the holders of Company Options described herein.


                                  ARTICLE III

                              REPRESENTATIONS AND
                           WARRANTIES OF THE COMPANY

          Except as set forth in the Disclosure Schedule prepared and signed by the Company and to be delivered to Parent no later than 5:00 p.m., Pacific Standard Time on January 14, 1999, the Company represents and warrants to Parent and Purchaser that all of the statements contained in this Article III are true and correct as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and correct as of the Closing Date as though made on the Closing Date. Each exception set forth in the Disclosure Schedule and each other response to this Agreement set forth in the Disclosure
Schedule is identified by reference to, or has been grouped under a heading referring to, a specific individual section of this Agreement and, except as otherwise specifically stated with respect to such exception, relates only to such section. The disclosures in each section of the Disclosure Schedule relate only to the representations and warranties set forth in the Section of this Agreement to which such section of the Disclosure Schedule expressly relates and not to any other representation and warranty contained in this Agreement, except to the extent that one section of the Disclosure Schedule specifically refers to another section thereof. In the event of any inconsistency between statements in the body of this Agreement and statements in the Disclosure Schedule (excluding exceptions expressly set forth in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement shall control.

          Section 3.1    Organization; Qualification.  The Company (i) is a
                         ---------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California; (ii) has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

          Section 3.2    Capitalization. (a) The authorized capital stock of the
                         --------------
Company consists of 25,000,000 Shares. As of the date hereof, (i) 8,140,793 Shares are issued and outstanding, (ii) no shares of Company Preferred Stock are issued and outstanding, (iii) pursuant to California law, no Shares are issued and held in the treasury of the Company, (iv) 2,743,325 Shares are reserved for issuance pursuant to outstanding Company Options, and (v) 4,212,238 Shares are reserved for issuance pursuant to outstanding warrants of the Company. All the outstanding shares of the Company's capital stock are, and all Shares which may be issued pursuant to the exercise of outstanding Company Options will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable. There is no Voting Debt of the Company issued and outstanding. Except as set forth above and except for the Transactions, as of the date hereof, (i) there are no shares of capital stock of the Company authorized, issued or outstanding; (ii) there are no existing options, warrants, calls, pre-emptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interest in, the Company or securities convertible into or exchangeable for such shares or equity interests, or obligating the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment and (iii) there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any Shares, or the capital stock of the Company or Affiliate of the Company or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

          (b) There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of the capital stock of the Company.

          (c) Following the Effective Time, no holder of Company Options will have any right to receive shares of common stock of the Surviving Corporation upon exercise of Company Options.

          (d) No Indebtedness of the Company contains any restriction upon (i) the prepayment of any Indebtedness of the Company, (ii) the incurrence of Indebtedness by the Company, or (iii) the ability of the Company to grant any lien on the properties or assets of the Company.

          Section 3.3    Authorization; Validity of Agreement; Company Action.
                         ----------------------------------------------------
The Company has full corporate power and authority to execute and deliver this Agreement and the Stock Option Agreement, and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the Transactions, have been duly authorized by the Company Board of Directors and, except for obtaining the approval of its shareholders as contemplated by Section 1.9, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement or the Stock Option Agreement or the consummation by it of the Transactions. This Agreement and the Stock Option Agreement have been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery thereof by Parent, this Agreement and the Stock Option Agreement are valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

          Section 3.4    Board Approvals Regarding Transactions. The Company
                         --------------------------------------
Board of Directors, at a meeting duly called and held or by unanimous written consent, has (i) unanimously determined that each of the Agreement, the Stock Option Agreement, the Offer and the Merger are fair to and in the best interests of the shareholders of the Company, (ii) approved the 1 Transactions, and (iii) resolved to recommend that the shareholders of the Company accept the Offer, tender their Shares to Purchaser pursuant to the Offer and approve and adopt this Agreement and the Merger, and none of the aforesaid actions by the Company Board of Directors has been amended, rescinded or modified. To the knowledge of the Company, no state takeover statute is applicable to the Merger or the other Transactions.

          Section 3.5    Vote Required.  The affirmative vote of the holders of
                         -------------
a bare majority of the outstanding Shares is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger. No vote of any class or series of the Company's capital stock is necessary to approve any of the Transactions other than the Merger.

          Section 3.6    Consents and Approvals; No Violations.  Except for the
                         -------------------------------------
filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, state securities or blue sky laws, and the CGCL, none of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions or compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation, the by-laws or similar organizational documents of the Company, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Company Agreement, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of their properties or assets, excluding from the foregoing clauses (ii),
(iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company. There are no third party consents or approvals required to be obtained under the Company Agreements prior to the consummation of the Transactions.

          Section 3.7    SEC Reports and Financial Statements.  The Company has
                         ------------------------------------
filed with the SEC, and has heretofore made available to Parent, true and complete copies of, the Company SEC Documents. As of their respective dates or, if amended, as of the date of the last such amendment filed prior to the date hereof, the Company SEC Documents, including, without limitation, any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The Financial Statements have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the period involved (except as may be stated in the notes thereto) and fairly present the consolidated financial position and the results of operations and cash flows (and changes in financial position, if any) of the Company as of the times and for the periods referred to therein.

          Section 3.8    Books and Records.  The books of account, minute books,
                         -----------------
stock record books and other records of the Company are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including the requirements relating to a system of internal accounting controls. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders, the Company Board of Directors and committees of the Company Board of Directors, and no meeting of any of such shareholders, the

Company Board of Directors or such committees has been held for which minutes have not been prepared and are not contained in such minute books.

          Section 3.9    No Undisclosed Liabilities. Except (a) as disclosed in
                         --------------------------
the Financial Statements, and (b) for liabilities and obligations (i) incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date pursuant to the terms of this Agreement, the Company has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, a material adverse effect on the Company. The reserves reflected in the Financial Statements are adequate, appropriate and reasonable and have been calculated in a consistent manner.

          Section 3.10    Accounts Receivable.  All accounts receivable of the
                          -------------------
Company, whether reflected in the Balance Sheet or otherwise, represent sales actually made in the ordinary course of business, and are current and collectible net of any reserves shown on the Balance Sheet. Subject to such reserve, each of the accounts receivable either has been collected in full or will be collected in full, without any set-off, within 120 days after the day on which it became due and payable.

          Section 3.11    Inventory. All of the inventories of the Company,
                          ---------
whether reflected in the Balance Sheet or otherwise, consist of a quality and quantity usable and salable in the ordinary and usual course of business, except for items of obsolete materials and materials of below-standard quality, all of which have been written off or written down on the Balance Sheet to fair market value or for which adequate reserves have been provided therein. All inventories not written off have been priced at the lower of average cost or market. The quantities of each type of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable and warranted in the present circumstances of the Company. All work in process and finished goods inventory is free of any defect or other deficiency.

          Section 3.12    Interim Operations. Since the date of the Balance
                          ------------------
Sheet, the business of the Company has been conducted only in the ordinary and usual course consistent with past practice. Since the date of the Balance Sheet, there have not been any material adverse changes in the financial condition, assets or results of operations of the Company. Since the date of the Balance Sheet, such assets have not been affected in any way as a result of flood, fire, explosion or other casualty (whether or not covered by insurance). The Company is not aware of any circumstances which may cause it to suffer any material adverse change in its business, operations or prospects.

          Section 3.13    Absence of Certain Changes.  Except as disclosed in
                          --------------------------
the Company SEC Documents filed prior to the date hereof, since the date of the Balance Sheet, the Company has not:

          (a) suffered any material adverse change in its working capital, financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects;

          (b) incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) except non-material items incurred in the ordinary course of business and consistent with past practice, none of which exceeds $100,000 (counting obligations or liabilities arising from one transaction or a series of similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

          (c) paid, discharged or satisfied any claim, liability or obligation (whether absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet;

          (d) permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, except for liens for current taxes not yet due;

          (e) written down the value of any inventory (including write-downs by reason of shrinkage or mark-down) or written off as uncollectible any notes or accounts receivable, except for immaterial write-downs and write-offs in the ordinary course of business and consistent with past practice;

          (f) cancelled any debts or waived any claims or rights of substantial value;

          (g) sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

          (h) disposed of or permitted to lapse any rights to the use of any Intellectual Property, or disposed of or disclosed (except as necessary in the conduct of its business) to any person other than representatives of Parent any trade secret, formula, process, know-how or other Intellectual Property not theretofore a matter of public knowledge;

          (i) granted any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profitsharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer or employee, and no such increase is customary on a periodic basis or required by agreement or understanding;

          (j) made any single capital expenditure or commitment in excess of $10,000 for additions to property, plant, equipment or intangible capital assets or made aggregate capital expenditures and commitments in excess of $50,000 (on a consolidated basis) for additions to property, plant, equipment or intangible capital assets;

          (k) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of the Company;

          (l) made any change in any method of accounting or accounting practice;

          (m) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers or directors or any Affiliate or Associate of any of its officers or directors except for directors' fees, and compensation to officers at rates not exceeding the rates of compensation paid during the year ended January 31, 1998; or

               (n) agreed, whether in writing or otherwise, to take any action described in this section.

          Section 3.14  Litigation. There is no action, suit, inquiry,
                        ----------
proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or threatened against or involving the Company or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Company pursuant to this Agreement or in connection with the Transactions; nor is there any valid basis for any such action, proceeding or investigation. The Company is not in default under or in violation of, nor is there any valid basis for any claim of default under or violation of, any contract, commitment or restriction to which it is a party or by which it is bound. The Company is not subject to any judgment, order or decree which may have an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

          Section 3.15  Employee Benefit Plans.
                        ----------------------

                (a) The Disclosure Schedule contains a true and complete list of each deferred compensation and each incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; each severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(1) of ERISA); each profit-sharing, stock bonus or other "pension" plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or by any ERISA Affiliate, or to which the Company or an ERISA Affiliate is party, whether written or oral, for the benefit of any employee or former employee of the Company. Neither the Company nor any ERISA Affiliate has any commitment or formal plan, whether legally binding or not, to create any additional employee benefit plan or modify or change any existing Plan that would affect any employee or former employee of the Company.

                (b) With respect to each of the Plans, the Company has heretofore delivered to Parent true and complete copies of each of the following documents, as applicable: (i) a copy of the Plan documents (including all amendments thereto) for each written Plan or a written description of any Plan that is not otherwise in writing; (ii) a copy of the annual report or Internal Revenue Service Form 5500 Series, if required under ERISA, with respect to each Plan for the last three Plan years ending prior to the date of this Agreement for which such a report was filed; (iii) a copy of the actuarial report, if required under ERISA, with respect to each Plan for the last three Plan years ending prior to the date of this Agreement; (iv) a copy of the most recent Summary Plan Description ("SPD"), together with all Summaries of Material
                                  ---
Modification issued with respect to such SPD, if required under ERISA, with respect to each Plan, and all other material employee communications relating to each Plan; (v) if the Plan is funded through a trust or any other funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, if any; (vi) all contracts relating to the Plans with respect to which the Company, and of its Subsidiaries or any ERISA Affiliate may have any liability, including insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements; and (vii) the most recent determination letter received from the IRS with respect to each Plan that is intended to be qualified under Section 401(a) of the Code.

                (c) No liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring any such liability, other than liability for premiums due the PBGC (which premiums have been paid when due). Insofar as the representation made in this Section 3.16(c) applies to Sections 4064, 4069 or 4204 of Title IV of ERISA, it is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which the Company or any ERISA Affiliate made, or was required to make, contributions during the five year period ending on the last day of the most recent plan year ended prior to the Closing Date.

                (d) The PBGC has not instituted proceedings to terminate any Title IV Plan and no condition exists that presents a material risk that such proceedings will be instituted.

                (e) With respect to each Title IV Plan, the present value of accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such plan's actuary with respect to such plan did not exceed, as of its latest valuation date, then current value of the assets of such plan allocable to such accrued benefits.

                (f) No Title IV Plan or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each Title IV Plan ended prior to the Closing Date. All contributions required to be made with respect to any Plan on or prior to the Closing Date have been timely made.

                (g) No Title IV Plan is a "multi-employer pension plan," as defined in Section 3(37) of ERISA, nor is any Title IV Plan a plan described in
Section 4063(a) of ERISA. Neither the Company nor any ERISA Affiliate has made or suffered a "complete withdrawal" or a "partial withdrawal," as such terms are respectively defined in Sections 4203 and 4205 of ERISA (or any liability resulting therefrom has been satisfied in full).

                (h) Neither the Company, any Plan, any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which the Company, any Plan, any such trust, or any trustee or administrator thereof, or any party dealing with any Plan or any such trust could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code.

                (i) Each Plan has been operated and administered in all material respects in accordance with its terms and applicable law, including but not limited to ERISA and the Code.

                (j) Each Plan intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified, and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code. Each Plan intended to satisfy the requirements of Section 501(c)(9) has satisfied such requirements.

                (k) No Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan," or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

                (l) No amounts payable under the Plans will fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code.

                (m) The consummation of the Transactions will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

                (n) There are no pending, threatened or anticipated claims by or on behalf of any Plan, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits).

          Section 3.16  Tax Matters; Government Benefits.
                        --------------------------------

                (a) The Company has duly and timely filed all Tax Returns that are required to be filed by it, and has duly paid in full or made adequate provision for the payment of all Taxes relating to all periods or portions thereof ending through the date hereof. All such Tax Returns are correct and complete in all material respects. Since the Balance Sheet Date, the Company has not incurred liability for any Taxes other than in the ordinary course of business. The Company has not received notice of any claim made by an authority in a jurisdiction where the Company does not file a Tax Return, that the Company is or may be subject to taxation by that jurisdiction.

                (b) The Company has not waived any statute of limitations in any jurisdiction in respect of Taxes or Tax Returns or agreed to any extension of time with respect to a Tax assessment or deficiency. The Company has not requested or been granted any extension of time within which to file any Tax Returns that have not since been filed. There are no Tax liens upon any of the assets of the Company except for liens for Taxes not yet due for which adequate reserves have been established.

                (c) No federal, state, local or foreign audits, examinations or other administrative proceedings have been commenced, are pending or are threatened with regard to any Taxes or Tax Returns of the Company. There is no dispute or claim concerning any Tax liability of the Company either claimed or raised by any taxing authority that has not been settled and fully paid.

                (d) The Company is not a party to any agreement, plan, contract or arrangement that could result, separately or in the aggregate, in a payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

                (e) The Company has not filed a consent pursuant to Section 341(f) of the Code (or any predecessor provision) concerning collapsible corporations, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a "subsection (f) asset" (as such term is defined in Section 341(f)(4) of the Code) owned by the Company. The Company has not agreed to make, or is required to make, any adjustment under Section 481(a) of the Code (or comparable provision under other laws) by reason of a change in accounting method or otherwise.

                (f) No taxing authority is asserting or threatening to assert a claim against the Company under or as a result of Section 482 of the Code or any similar provision of state, local or foreign law.

                (g) The Company is not a party to any material tax sharing, tax indemnity or other similar agreement or arrangement with any entity.

                (h) The Company has not been a member of any affiliated group within the meaning of Section 1504(a) of the Code, or any similar affiliated or consolidated group for tax purposes under state, local or foreign law, or has any liability for Taxes of any person (other than the Company) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law as a transferee or successor, by contract or otherwise.

                (i) The Company has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and have, within the time prescribed by law, withheld and paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable laws.

          Section 3.17  Title to Properties; Encumbrances.  The Company has
                        ---------------------------------
good, valid and marketable title to all the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Balance Sheet, and all the properties and assets purchased by the Company since the date of the Balance Sheet, which subsequently acquired properties and assets (other than inventory) are listed in the Disclosure Schedule. All properties and assets reflected in the Balance Sheet have a fair market or realizable value at least equal to the value thereof as reflected therein, and all such properties and assets are free and clear of all mortgages, title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) liens shown on the Balance Sheet as securing specified liabilities or obligations and liens incurred in connection with the purchase of property and/or assets, if such purchase was effected after the date of the Balance Sheet, with respect to which no default exists; (b) minor imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company and which have arisen only in the ordinary course of business and consistent with past practice since the date of the Balance Sheet; and (c) liens for current taxes not yet due. The rights, properties and other assets presently owned, leased or licensed by the Company and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit the Company to conduct its business in all material respects in the same manner as its business has been conducted prior to the date hereof.

          Section 3.18  Plant and Equipment. The plants, structures and
                        -------------------
equipment of the Company are structurally sound with no known defects and are in good operating condition and repair and are adequate for the uses to which they are being put. None of such plants, structures or equipment are in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. The Company has not received notification that it is in violation of any applicable building, zoning, anti-pollution, health or other law, ordinance or regulation in respect of its plants or structures or their operations.

          Section 3.19  Leases. The Disclosure Schedule contains an accurate and
                        ------
complete description of the terms of all leases pursuant to which the Company leases real or personal property. All such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect; there are no existing defaults by the Company thereunder; and no event of default has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder. Executed counterpart copies of all consents referred to in the preceding sentence will be delivered to Parent at the Closing.

          Section 3.20  Environmental Laws. Except as disclosed in the Company
                        ------------------
SEC Documents (a) the Company is in compliance in all material respects with all Environmental Laws, including, but not limited to, compliance with any permits or other governmental authorizations or the terms and conditions thereof; (b) the Company has not received any communication or notice, whether from a governmental authority or otherwise, alleging any violation of or noncompliance with any Environmental Laws by the Company for which it is responsible, and there is no pending or, to the Company's knowledge, threatened Environmental Claim, except where such Environmental Claim would not have a material adverse effect on the Company; and (c) to the Company's knowledge, there are no past or present facts or circumstances that could form the basis of any Environmental Claim against the Company or against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law, except where such Environmental Claim, if made, would not have a material adverse effect on the Company. All permits and other governmental authorizations currently held or required to be held by the Company pursuant to any Environmental Laws are identified in the Disclosure Schedule. The Company has provided to Parent all assessments, reports, data, results of investigations or audits, and other information that is in the possession of or reasonably available to the Company regarding environmental matters pertaining to or the environmental condition of the business of the Company, or the compliance (or noncompliance) by the Company with any Environmental Laws.

          Section 3.21  Bank Accounts. The Disclosure Schedule sets forth the
                        -------------
names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company maintains safe deposit boxes or accounts of any nature, and the names of all persons authorized to draw thereon, make withdrawals therefrom or have access thereto. At the Closing, the Company will deliver to Parent copies of all records, including all signature or authorization cards, pertaining to such bank accounts.

          Section 3.22  Intellectual Property.
                        ---------------------

                (a) As used herein, the term "Intellectual Property" means all trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with goodwill, registrations and applications relating to the foregoing; registered and unregistered patents, copyrights (including registrations and applications for any of the foregoing); computer programs, including any and all software implementations of algorithms, models and methodologies whether in source code or object code form, databases and compilations, including any and all data and collections of data, all documentation, including user manuals and training materials, related to any of the foregoing and the content and information contained on any Web site (collectively, "Software"); confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies (such confidential items, collectively "Trade Secrets") held for use or used in the business of the Company as conducted as of the Closing Date or as presently contemplated to be conducted and any licenses to use any of the foregoing.

                (b) Section 3.22(b) of the Disclosure Schedule sets forth, for all Intellectual Property owned by the Company, a complete and accurate list, of all U.S. and foreign: (i) patents and patent applications; (ii) trademark and service mark registrations (including Internet domain name registrations), trademark and service mark applications and material unregistered trademarks and service marks; and (iii) copyright registrations, copyright applications and material unregistered copyrights.

                (c) Section 3.22(c) of the Disclosure Schedule lists all contracts for material Software which is licensed, leased or otherwise used by the Company and all Software which is owned by the Company ("Proprietary Software"), and identifies which Software is owned, licensed, leased, or otherwise used, as the case may be.

                (d) Section 3.22(d) of the Disclosure Schedule sets forth a complete and accurate list of all agreements granting or obtaining any right to use or practice any rights under any Intellectual Property, to which the Company is a party or otherwise bound, as licensee or licensor thereunder, including, without limitation, license agreements, settlement agreements and covenants not to sue (collectively, the "License Agreements").

                (e) Except as would not have a material adverse effect on the
Company:

                    (i) the Company owns or has the right to use all Intellectual Property, free and clear of all liens or other encumbrances;

                    (ii) any Intellectual Property owned or used by the Company has been duly maintained, is valid and subsisting, in full force and effect and has not been cancelled, expired or abandoned;

                    (iii) the Company has not received written notice from any third party regarding any actual or potential infringement by the Company of any intellectual property of such third party, and the Company has no knowledge of any basis for such a claim against the Company;

                    (iv) the Company has not received written notice from any third party regarding any assertion or claim challenging the validity of any Intellectual Property owned or used by the Company and the Company has no knowledge of any basis for such a claim;

                    (v) the Company has not licensed or sublicensed its rights in any Intellectual Property, or received or been granted any such rights, other than pursuant to the License Agreements;

                    (vi) no third party is misappropriating, infringing, diluting or violating any Intellectual Property owned by the Company;

                    (vii) the License Agreements are valid and binding obligations of the Company, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute a default by the Company or, to the knowledge of the Company, the other party thereto, under any such License Agreement;

                    (viii) the Company takes reasonable measures to protect the confidentiality of Trade Secrets (as defined hereinafter) including requiring third parties having access thereto to execute written nondisclosure agreements. No Trade Secret of the Company has been disclosed or authorized to be disclosed to any third party other than pursuant to a written nondisclosure agreement that adequately protects the Company's proprietary interests in and to such Trade Secrets;

                    (ix) the consummation of the transactions contemplated hereby will not result in the loss or impairment of the Company rights to own or use any of the Intellectual Property, nor will such consummation require the consent of any third party in respect of any Intellectual Property; and

                    (x) all Proprietary Software set forth in Section 3.22(c) of the Disclosure Schedule, was either developed (a) by employees of the Company within the scope of their employment; or (b) by independent contractors who have assigned all of their rights to the Company pursuant to written agreement.

                (f) Except as set forth in Section 3.23(f) of the Disclosure Schedule, neither the Company:

                    (i) has granted to any third party any exclusive rights of any kind (including, without limitation, exclusivity with regard to categories of advertisers on any World Wide Web site, territorial exclusivity or exclusivity with respect to particular versions, implementations or translations of any of the Intellectual Property), nor has the Company granted any third party any right to market any of the Intellectual Property under any private label or "OEM" arrangements;

                    (ii) has any outstanding sales or advertising contract, commitment or proposal (including, without limitation, insertion orders, slotting agreements or other agreements under which the Company has allowed third parties to advertise on or otherwise be included in a World Wide Web site) that the Company currently expects to result in any loss to the Company upon completion or performance thereof;

                    (iii) has any oral contracts or arrangements for the sale of advertising or any other product or service; or

                    (iv) employs any employee, contractor or consultant who is in violation of any term of any written employment contract, patent disclosure agreement or any other written contract or agreement relating to the relationship of any such employee, consultant or contractor with the Company or, to the Company's knowledge, any other party because of the nature of the business conducted by the Company.

                (g) All Software and systems used by the Company are Year 2000 Compliant. As used herein, "Year 2000 Compliant" and "Year 2000 Compliance" mean for all dates and times, including, without limitation dates and times after December 31, 1999 and in the multi-century scenario, when used on a stand-alone system or in combination with other software or systems: (i) the application system functions and receives and processes dates and times correctly without abnormal results; (ii) all date related calculations are correct (including, without limitation, age calculations, duration calculations and scheduling calculations); (iii) all manipulations and comparisons of date-related data produce correct results for all valid date values within the scope of the application; (iv) there is no century ambiguity; (v) all reports and displays are sorted correctly; and (vi) leap years are accounted for and correctly identified (including, without limitation, that 2000 is recognized as a leap year). The Company has obtained written representations or assurances from each entity that (x) provides data of any type that includes date information or which is otherwise derived from, dependent on or related to date information ("Date Data") to the Company, (y) processes in any way Date Data for the Company or (z) otherwise provides any material product or service to the Company that is dependent on Year 2000 Compliance, that all of such entity's Date Data and related software and systems that are used for, or on behalf of, the Company are Year 2000 Compliant.

          Section 3.23  Employment Matters.  To the Company's knowledge, no key
                        ------------------
employee or group of employees has any plans to terminate their employment with the Company as a result of the Transactions or otherwise. The Company has not experienced any strikes, collective labor grievances, other collective bargaining disputes or Claims of unfair labor practices in the last five years. To the Company's knowledge, there is no organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

          Section 3.24  Compliance with Laws. The Company is in compliance with,
                        --------------------
and have not violated any applicable law, rule or regulation of any United States federal, state, local, or foreign government or agency thereof which materially affects the business, properties or assets of the Company, and no notice, charge, claim, action or assertion has been received by the Company or has been filed, commenced or, to the Company's knowledge, threatened against the Company alleging any such violation, except for any matter otherwise covered by this sentence which does not have, individually or in the aggregate, a material adverse effect on the Company. All licenses, permits and approvals required under such laws, rules and regulations are in full force and effect except where the failure to be in full force and effect would not have a material adverse effect on the Company.

          Section 3.25  Products Liability. As of the date of this Agreement,
                        ------------------
there is no claim, action, suit or proceeding pending before any Governmental Entity in which a Product is alleged to have a Defect; nor, to the knowledge of the Company, as of the date of this Agreement, is any such claim, action, suit or proceeding threatened or is there any valid basis for any such claim, action, suit or inquiry, proceeding.

          Section 3.26  Contracts and Commitments.
                        -------------------------

                (a) The Company has no agreements, contracts, commitments or restrictions which are material to its business, operations or prospects or which require the making of any charitable contribution;

                (b) No purchase contracts or commitments of the Company continue for a period of more than 12 months or are in excess of the normal, ordinary and usual requirements of business or at any excessive price;

                (c) There are no outstanding sales contracts, commitments or proposals of the Company which continue for a period of more than 12 months or will result in any loss to the Company upon completion or performance thereof, after allowance for direct distribution expenses, nor are there any outstanding contracts, bids or sales or service proposals quoting prices which will not result in a normal profit;

                (d) The Company has no outstanding contracts with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not cancellable by it on notice of not longer than 30 days and without liability, penalty or premium, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings;

                (e) The Company has no employment agreements, or any other agreements that contain any severance or termination pay liabilities or obligations;

                (f) The Company has no collective bargaining or union contracts or agreements;

                (g) The Company is not in default, nor is there any basis for any valid claim of default, under any contract made or obligation owed by it;

                (h) The Company has no employee to whom it is paying compensation at the annual rate of more than $75,000 for services rendered;

                (i) The Company is not restricted by agreement from carrying on its business anywhere in the world;

                (j) The Company is not under any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, retailers or other customers;

                (k) The Company has no debt obligations for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others;

                (l) The Company has no outstanding loans to any person; and

                (m) The Company has no powers of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity.

          Section 3.27  Customers and Suppliers. There has not been any material
                        -----------------------
adverse change in the business relationship of the Company with any customer who accounted for more than 5% of the Company's sales (on a consolidated basis) during the period February 1, 1998 to October 31, 1998 or any supplier from whom the Company purchased more than 5% of the goods or services (on a consolidated basis) which it purchased during the same period.

          Section 3.28  Orders, Commitments and Returns. As of the date of this
                        -------------------------------
Agreement, the aggregate of all accepted and unfulfilled orders for the sale of merchandise entered into by the Company does not exceed $200,000. As of the date of this Agreement, there are no claims against the Company to return in excess of an aggregate of $25,000 of merchandise by reason of alleged overshipments, defective merchandise or otherwise, or of merchandise in the hands of customers under an understanding that such merchandise would be returnable.

          Section 3.29  Insurance. The Disclosure Schedule contains an accurate
                        ---------
and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Company. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Company is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Company, will remain in full force and effect through the respective dates set forth in the Disclosure Schedule without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the Transactions. The Disclosure Schedule identifies all risks which the Company, its Board of Directors or officers have designated as being self insured. The Company has not been refused any insurance with respect to its assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last two years.

          Section 3.30  Labor Difficulties. (a) The Company is in compliance
                        ------------------
with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice; (b) there is no unfair labor practice complaint against the Company pending before the National Labor Relations Board; (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or affecting the Company; (d) no representation question exists respecting the employees of the Company; (e) no grievance nor any arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor exists; (f) no collective bargaining agreement which is binding on the Company restricts it from relocating or closing any of their operations; and (g) the Company has not experienced any work stoppage or other labor difficulty since January 31, 1997.

          Section 3.31  Consents. Except as set forth in Section 3.6 hereof, no
                        --------
consent of any person is necessary to the consummation of the Transactions, including, without limitation, consents from parties to loans, contracts, leases or other agreements, and consents from governmental agencies, whether federal, state or local.

          Section 3.32  Information in Schedule 14D-9. The information supplied
                        -----------------------------
by the Company expressly for inclusion in the Offer Documents and the Schedule 14D-9 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Schedule 14D-9 will comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the SEC and on the date first published or sent or given to the Company's shareholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to statements made therein based on information furnished by Parent or Purchaser for inclusion in the
Schedule 14D-9.

          Section 3.33  Information in Proxy Statement. The Proxy Statement, if
                        ------------------------------
any, will not, at the date mailed to Company shareholders and at the time of the Special Meeting to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to statements made therein based on information furnished by Parent or Purchaser for inclusion in the Proxy Statement. The Proxy Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

          Section 3.34  Opinion of Financial Advisor. The Company has received
                         ----------------------------
the opinion of Trautman Kramer & Company dated the date hereof, to the effect that, as of such date, the consideration to be received in the Offer and the Merger by the Company's shareholders is fair to the Company's shareholders from a financial point of view, and the copy of such opinion included in the Disclosure Schedule is manually signed, accurate and complete. The Company has been authorized by Trautman Kramer

& Company to permit the inclusion of such opinion in its entirety in the Offer Documents and the Schedule 14D-9 and the Proxy Statement, so long as such inclusion is in form and substance reasonably satisfactory to Trautman Kramer & Company and its counsel.

          Section 3.35  Absence of Questionable Payments. Neither the Company
                        --------------------------------
nor any director, officer, agent, employee or other person acting on behalf of the Company, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Securities Exchange Act. Neither the Company nor any current director, officer, agent, employee or other person acting on behalf of the Company, has accepted or received any unlawful contributions, payments, gifts, or expenditures. The Company is in compliance with the provisions of Section 13(b) of the Securities Exchange Act.

          Section 3.36  Personnel. The Disclosure Schedule sets forth a true and
                        ---------
complete list of: the names and current salaries of all directors and elected and appointed officers of each of the Company, the number of shares of the Company Stock owned beneficially or of record, or both, by each such person and the family relationships, if any, among such persons; the wage rates for non-salaried and non-executive salaried employees of the Company by classification, and all labor union contracts; and all group insurance programs in effect for employees of each of the Company. The Company is not in default with respect to any of its obligations referred to in the preceding sentence.

          Section 3.37  Insider Interests. No officer or director of the Company
                        -----------------
has any material interest in any property, real or personal, tangible or intangible, including without limitation, inventions, patents, trademarks or trade names, used in or pertaining to the business of the Company.

          Section 3.38  Brokers or Finders. No agent, broker, investment banker,
                        ------------------
financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the Transactions except for Trautman Kramer & Company. True and correct copies of all agreements between the Company and Trautman Kramer & Company, including, without limitation, any fee arrangements are included in the Disclosure Schedule.

          Section 3.39  Full Disclosure. The Company has not failed to disclose
                        ---------------
to Parent any facts material to the business, results of operations, assets, liabilities, financial condition or prospects of the Company. No representation or warranty by the Company in this Agreement and no statement contained in any document (including, without limitation, financial statements and the Disclosure Schedule), certificate, or other writing furnished or to be furnished by the Company to Parent or any of its representatives pursuant to the provisions hereof or in connection with the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                                   OF PARENT

          Parent represents and warrants to the Company that:

          Section 4.1  Organization.  Parent is a corporation duly organized,
                       ------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority, and governmental approvals would not have, individually or in the aggregate, a material adverse effect on Parent and its Subsidiaries, taken as a whole.

          Section 4.2  Authorization; Validity of Agreement; Necessary Action.
                       ------------------------------------------------------
Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by Parent of this Agreement and the Stock Option Agreement and the consummation of the Merger and the Transactions have been duly authorized by the Board of Directors of Parent, and no other corporate action on the part of Parent is necessary to authorize the execution and delivery by Parent of this Agreement or the Stock Option Agreement, or the consummation of the Transactions. Each of this Agreement and the Stock Option Agreement has been duly executed and delivered by Parent, and assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

          Section 4.3  Consents and Approvals; No Violations.  Except for the
                       -------------------------------------
filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, state securities or blue sky laws, the New York Stock Exchange, and the CGCL, none of the execution, delivery or performance of this Agreement by Parent, the consummation by Parent of the Transactions or compliance by Parent with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the respective articles of incorporation or by-laws or other similar organizational documents of Parent, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent, or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on Parent and its Subsidiaries, taken as a whole.

          Section 4.4  Information in Offer Documents.  The Offer Documents will
                       ------------------------------
comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the SEC and on the date first published or sent or given to the Company's shareholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that no representation is made by Parent with respect to information furnished by the Company expressly for inclusion in the Offer Documents.

          Section 4.5  Information in Proxy Statement.  None of the information
                       ------------------------------
furnished by Parent expressly for inclusion in the Proxy Statement will, at the date mailed to shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

          Section 4.6  Share Ownership.  None of Parent, or any of its
                       ---------------
respective Affiliates or Associates beneficially owns any Shares.

          Section 4.7  Purchaser's Operations.  Purchaser shall be formed solely
                       ----------------------
for the purpose of engaging in the Transactions and shall not engage in any business activities or conducted any operations other than in connection with the Transactions.

          Section 4.8  Brokers or Finders.  Neither Parent nor any of its
                       ------------------
Subsidiaries or its Affiliates has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or person to any brokers' or finders' fee or any other commission or similar fee in connection with any of the Transactions, except Greenhill & Co., LLC whose fees and expenses will be paid by Parent in accordance with Parent's agreement with such firm.


                                   ARTICLE V

                                   COVENANTS

          Section 5.1  Interim Operations of the Company.  The Company covenants
                       ---------------------------------
and agrees that prior to the Effective Time, except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 5.1 of the Disclosure Schedule, or (iii) as agreed in writing by Parent, after the date hereof:

                (a) the business of the Company shall be conducted only in the usual, regular and ordinary course and substantially in the same manner as heretofore conducted, and each of the Company shall use its best efforts to preserve its business organization intact, keep available the services of its current officers and employees and maintain its existing relations with franchisees, customers, suppliers, creditors, business partners and others having business dealings with it, to the end that the goodwill and ongoing business of each of them shall be unimpaired at the Effective Time;

                (b) the Company shall not: (i) amend its articles of incorporation or by-laws or similar organizational documents, (ii) issue, sell, transfer, pledge, dispose of or encumber any shares of any class or series of its capital stock or Voting Debt, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock or any Voting Debt, other than Shares reserved for issuance on the date hereof pursuant to the exercise of Company Options outstanding on the date hereof, (iii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to any shares of any class or series of its capital stock; (iv) split, combine or reclassify any shares of any class or series of its stock; or (v) redeem, purchase or otherwise acquire directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares;

                (c) the Company shall not: (i) incur or modify any indebtedness or other liability, other than in the ordinary and usual course of business and consistent with past practice; or (ii) modify, amend or terminate any of its material contracts or waive, release or assign any material rights or claims, except in the ordinary course of business and consistent with past practice;

                (d) the Company shall not: (i) incur or assume any long-term debt, or except in the ordinary course of business, incur or assume any short-term indebtedness in amounts not consistent with past practice; (ii) modify the terms of any indebtedness or other liability; (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except as described in the Disclosure Schedule as being in the ordinary course of business and consistent with past practice; (iv) make any loans, advances or capital contributions to, or investments in, any other; or (v) enter into any material commitment or transaction (including, but not limited to, any capital expenditure or purchase, sale or lease of assets or real estate);

                (e) the Company shall not transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any assets other than in the ordinary and usual course of business and consistent with past practice; or

                (f) except as otherwise specifically provided in this Agreement or in the Schedule 14D-9, make any change in the compensation payable or to become payable to any of its officers, directors, employees, agents or consultants (other than normal recurring increases in wages to employees who are not officers or directors or Affiliates in the ordinary course of business consistent with past practice) or to Persons providing management services, or enter into or amend any employment, severance, consulting, termination or other agreement or employee benefit plan or make any loans to any of its officers, directors, employees, Affiliates, agents or consultants or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons pursuant to an employee benefit plan or otherwise;

                (g) except as otherwise specifically contemplated by this Agreement or by the Schedule 14D-9 or as specifically set forth in the Disclosure Schedule, pay or make any accrual or arrangement for payment of any pension, retirement allowance or other employee benefit pursuant to any existing plan, agreement or arrangement to any officer, director, employee or Affiliate or pay or agree to pay or make any accrual or arrangement for payment to any officers, directors, employees or Affiliates of the Company of any amount relating to unused vacation days, except payments and accruals made in the ordinary course of business consistent with past practice; adopt or pay, grant, issue, accelerate or accrue salary or other payments or benefits pursuant to any pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or any employment or consulting agreement with or for the benefit of any director, officer, employee, agent or consultant, whether past or present; or amend in any material respect any such existing plan, agreement or arrangement in a manner inconsistent with the foregoing;

                (h) the Company shall not permit any insurance policy naming it as a beneficiary or a loss payable payee to be cancelled or terminated without notice to Parent;

                (i) the Company shall not enter into any contract or transaction relating to the purchase of assets other than in the ordinary course of business consistent with prior practices;

                (j) the Company shall not pay, repurchase, discharge or satisfy any of its claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, the consolidated financial statements (or the notes thereto) of the Company;

                (k) the Company will not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company (other than the Merger);

                (l) the Company will not (i) change any of the accounting methods used by it unless required by GAAP or (ii) make any material election relating to Taxes, change any material election relating to Taxes already made, adopt any material accounting method relating to Taxes, change any material accounting method relating to Taxes unless required by GAAP, enter into any closing agreement relating to Taxes, settle any claim or assessment relating to Taxes or consent to any claim or assessment relating to Taxes or any waiver of the statute of limitations for any such claim or assessment;

                (m) the Company will not take, or agree to commit to take, any action that would or is reasonably likely to result in any of the conditions to the Offer set forth in Annex A or any of the conditions to the Merger set forth in Article VI not being satisfied, or would make any representation or warranty of the Company contained herein inaccurate in any respect at, or as of any time prior to, the Effective Time, or that would materially impair the ability of the Company, Parent, Purchaser or the holders of Shares to consummate the Offer or the Merger in accordance with the terms hereof or materially delay such consummation; and

                (n) the Company will not enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize, recommend, propose or announce an intention to do any of the foregoing.

          Section 5.2  Access; Confidentiality.  The Company shall (and shall
                       -----------------------
cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel, financing sources and other representatives of Parent, full access during the period prior to the Appointment Date, to all its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the Parent (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request. Access shall include the right to conduct such environmental studies as Parent, in its discretion, shall deem appropriate. After the Appointment Date, the Company shall provide Parent and such persons as Parent shall designate with all such information, at any time as Parent shall request. Until the Appointment Date, unless otherwise required by law or in order to comply with disclosure requirements applicable to the Offer Documents or the Proxy Statement, Parent will hold any such information which is nonpublic in confidence in accordance with the provisions of the Confidentiality Agreement.

          Section 5.3  Reasonable Best Efforts.
                       -----------------------

                (a) Prior to the Closing, upon the terms and subject to the conditions of this Agreement, Parent, Purchaser and the Company agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to any applicable laws) to consummate and make effective the Merger and the other Transactions as promptly as practicable including, but not limited to (i) the preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger and the other Transactions and the taking of such actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any third party or Governmental Entity, and (ii) the satisfaction of the other parties' conditions to Closing. In addition, no party hereto shall take any action after the date hereof that would reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any Governmental Entity necessary to be obtained prior to Closing. Notwithstanding the foregoing, or any other covenant herein contained, in connection with the receipt of any necessary approvals under the HSR Act, the Company shall not be entitled to divest or hold separate or otherwise take or commit to take any action that limits Parent's or Purchaser's freedom of action with respect of, or their ability to retain, the Company or any material portions thereof or any of the businesses, product lines, properties or assets of the Company, without Parent's prior written consent.

                (b) Prior to the Closing, each party shall promptly consult with the other parties hereto with respect to, provide any necessary information with respect to, and provide the other parties (or their respective counsel) with copies of, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement, the Merger and the other Transactions. Each party hereto shall promptly inform the other of any communication from any Governmental Entity regarding any of the Transactions. If any party hereto or Affiliate thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to any of the Transactions, then such party shall endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other parties, an appropriate response in compliance with such request. To the extent that transfers, amendments or modifications of permits (including environmental permits) are required as a result of the execution of this Agreement or consummation of any of the Transactions, the Company shall use its best efforts to effect such transfers, amendments or modifications.

          (c) The Company and Parent shall file as soon as practicable notifications under the HSR Act and respond as promptly as practicable to any inquiries received from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation and respond as promptly as practicable to all inquiries and requests received from any State Attorney General or other Governmental Entity in connection with antitrust matters. Concurrently with the filing of notifications under the HSR Act or as soon thereafter as practicable, the Company and Parent shall each request early termination of the HSR Act waiting period.

          (d) Notwithstanding the foregoing, nothing in this Agreement shall be deemed to require Parent or Purchaser to commence any litigation against any entity in order to facilitate the consummation of any of the Transactions or to defend against any litigation brought by any third party or Governmental Entity seeking to prevent the consummation of any of the Transactions.

     Section 5.4    [Intentionally Omitted.]


     Section 5.5    No Solicitation of Competing Transaction.  (a)  Neither
                    ----------------------------------------
the Company nor any Affiliate of the Company shall (and the Company shall cause the officers, directors, employees, representatives and agents of the Company, and each Affiliate of the Company, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group (other than Parent, any of its Affiliates or representatives) concerning any Acquisition Proposal, except that nothing contained in this Section 5.5 or any other provision hereof shall prohibit the Company or the Company's Board from (i) taking and disclosing to the Company's shareholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act, or (ii) making such disclosure to the Company's shareholders as, in the good faith judgment of the Board, after receiving advice from outside counsel, is required under applicable law, provided that the Company may not, except as permitted by Section 5.5(b), withdraw or modify, or propose to withdraw or modify, its position with respect to the Offer or the Merger or approve or recommend, or propose to approve or recommend any Acquisition Proposal, or enter into any agreement with respect to any Acquisition Proposal. Upon execution of this Agreement, the Company will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Notwithstanding the foregoing, prior to the time of acceptance of Shares for payment pursuant to the Offer, the Company may furnish information concerning its business, properties or assets to any corporation, partnership, person or other entity or group pursuant to appropriate confidentiality agreements, and may negotiate and participate in discussions and negotiations with such entity or group concerning an Acquisition Proposal if:

          (x) such entity or group has on an unsolicited basis submitted a bona fide written proposal to the Company Board of Directors relating to any such transaction which the Board determines in good faith, represents a superior transaction to the Offer and the Merger and which is not subject to the receipt of any necessary financing; and

          (y) in the opinion of the Company Board of Directors such action is required to discharge the Board's fiduciary duties to the Company's shareholders under applicable law, determined only after receipt of:

               (i) a written opinion from the Company's investment banking firm that the Acquisition Proposal is superior, from a financial point of view, to the Offer and the Merger, and

               (ii) a written opinion from independent legal counsel to the Company that the failure to provide such information or access or to engage in such discussions or negotiations would cause the Board of Directors to violate its fiduciary duties to the Company's shareholders under applicable law.

The Company will immediately notify Parent of the existence of any proposal, discussion, negotiation or inquiry received by the Company, and the Company will immediately communicate to Parent the terms of any proposal, discussion, negotiation or inquiry which it may receive (and will immediately provide to Parent copies of any written materials received by the Company in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry or engaging in such discussion or negotiation. The Company will promptly provide to Parent any non-public information concerning the Company provided to any other party which was not previously provided to Parent.

          (b) Except as set forth below in this subsection (b), neither the Company Board of Directors nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Purchaser, the approval or recommendation by such Board of Directors or any such committee of the Offer, this Agreement or the Merger, (ii) approve or recommend or propose to approve or recommend, any Acquisition Proposal or (iii) enter into any agreement with respect to any Acquisition Proposal. Notwithstanding the foregoing, prior to the time of acceptance for payment of Shares pursuant to the Offer, the Company Board of Directors may withdraw or modify its approval or recommendation of the Offer, this Agreement or the Merger, approve or recommend a Superior Proposal, or enter into an agreement with respect to a Superior Proposal, in each case at any time after the fifth business day following Parent's receipt of written notice from the Company advising Parent that the Board of Directors has received a Superior Proposal which it intends to accept, specifying the material terms and conditions of such Superior Proposal, identifying the person making such Superior Proposal, but only if the Company shall have caused its financial and legal advisors to negotiate with Parent to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein on such adjusted terms.

     Section 5.6    Publicity.  The initial press release with respect to the
                    ---------
execution of this Agreement shall be a joint press release acceptable to Parent and the Company. Thereafter, until the Appointment Date, or the date the Transactions are terminated or abandoned pursuant to Article VII, neither the Company, Parent nor any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other Transactions without prior consultation with the other party, except as may be required by law or by any listing agreement with a national securities exchange or trading market.

     Section 5.7    Notification of Certain Matters.  The Company shall give
                    -------------------------------
prompt notice to Parent, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, and (ii) any material failure of the Company, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.8 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 5.8    Directors' and Officers' Insurance and Indemnification.
                    ------------------------------------------------------
(a) For six years after the Effective Time, the Surviving Corporation (or any successor to the Surviving Corporation) shall indemnify, defend and hold harmless each Indemnified Party against all losses, claims, damages, liabilities, costs, fees and expenses, including reasonable fees and disbursements of counsel and judgments, fines, losses, claims, liabilities and amounts paid in settlement (provided that any such settlement is effected with the written consent of the Parent or the Surviving Corporation) arising out of actions or omissions occurring at or prior to the Effective Time to the full extent required under applicable California law, the terms of the Company's certificate of incorporation or the by-laws, as in effect at the date hereof; provided that, in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.

          (b) Parent or the Surviving Corporation shall maintain the Company's existing officers' and directors' liability insurance for a period of not less than three years after the Effective Time; provided, however, that the Parent
                                           --------  -------
may substitute therefor policies of substantially equivalent coverage and amounts containing terms no less favorable to such former directors or officers; provided, further, that in no event shall the Company be required to pay aggregate premiums for insurance under this Section 5.9(b) in excess of 150% of the aggregate premiums paid by the Company in 1998 on an annualized basis for such purpose; and provided, further, that if the Parent or the Surviving
                  --------  -------
Corporation is unable to obtain the amount of insurance required by this Section 5.9(b) for such aggregate premium, Parent or the Surviving Corporation shall obtain as much insurance as can be obtained for an annual premium not in excess of 150% of the aggregate premiums paid by the Company in 1998 on an annualized basis for such purpose.

     Section 5.9    State Takeover Laws.  The Company shall, upon the request
                    -------------------
of the Purchaser, take all commercially reasonable steps to assist in any challenge by the Purchaser to the validity or applicability to the transactions contemplated by this Agreement and the Option Agreement, including the Offer and the Merger, and the Shareholder Agreements, of any state takeover law.

     Section 5.10   Purchaser Compliance.  Parent shall cause Purchaser to
                    --------------------
comply with all of its obligations under or related to this Agreement.

     Section 5.11   Cooperation.  If Parent and Purchaser shall not have
                    -----------
consummated the Offer within 26 business days following the date hereof, Parent shall cooperate with the Company to obtain financing for the Company's working capital requirements.

                                   ARTICLE VI

                                   CONDITIONS

     Section 6.1    Conditions to Each Party's Obligation to Effect the Merger.
                    -----------------------------------------------------------
The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by the Company, Parent or Purchaser, as the case may be, to the extent permitted by applicable law:

          (a)  Shareholder Approval.  The Merger and this Agreement shall have
               --------------------
been approved and adopted by the requisite vote of the holders of the Shares, to the extent required by the CGCL and the articles of incorporation of the Company;

          (b)  Statutes; Court Orders. No statute, rule or regulation shall have
               ----------------------
been enacted or promulgated by any governmental authority which prohibits the consummation of the Merger; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding consummation of the Merger;

          (c)  Purchase of Shares in Offer.  Parent, Purchaser or their
               ---------------------------
Affiliates shall have purchased Shares pursuant to the Offer, except that this condition shall not apply if Parent, Purchaser or their Affiliates shall have failed to purchase Shares pursuant to the Offer in breach of their obligations under this Agreement; and

          (d)  HSR Approval. The applicable waiting period under the HSR Act
               ------------
shall have expired or been terminated.

     Section 6.2    Conditions to Parent's and Purchaser's Obligations to
                    -----------------------------------------------------
Effect the Merger.  The obligations of Parent and Purchaser to consummate the
-----------------
Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by the Parent and Purchaser, to the extent permitted by applicable law.

          (a)  Compliance with Obligations.  All actions contemplated by
               ---------------------------
Section 2.4 shall have been taken;

          (b)  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company set forth in Article III shall be true in all material respects on the date of this Agreement and as of the Effective Time; and

          (c)  Covenants.  The Company shall have complied in all material
               ---------
respects with its obligations under the terms of this Agreement.


                                  ARTICLE VII

                                  TERMINATION

     Section 7.1    Termination.  The Transactions may be terminated or
                    -----------
abandoned at any time prior to the Effective Time, whether before or after shareholder approval thereof:

          (a) Subject to Section 1.3(c), by the mutual written consent of Parent and the Company;

          (b)  By either of the Company or Parent:

              (i) if (x) the Offer shall have expired without any Shares being purchased pursuant thereto, or (y) Purchaser shall not have accepted for payment any Shares pursuant to the Offer by May 15, 1999; provided, however, that the
                                                  --------  -------
right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of Purchaser to purchase the Shares pursuant to the Offer on or prior to such date; or

              (ii) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their reasonable efforts to lift), which permanently restrains, enjoins or otherwise prohibits the acceptance for payment of, or payment for, Shares pursuant to the Offer or the Merger and such order, decree, ruling or other action shall have become final and non-appealable.

          (c)  By the Company:

               (i) if Parent, Purchaser or any of their Affiliates shall have failed to commence the Offer on or prior to five business days following the date of the initial public announcement of the Offer; provided, that the Company may not terminate this Agreement pursuant to this Section 7.1(c)(i) if the Company is at such time in material breach of its obligations under this Agreement;

               (ii) in connection with entering into a definitive agreement as permitted by Section 5.5(b), provided the Company has complied with all provisions thereof, including the notice provisions therein, and that the Company makes simultaneous payment to Parent of funds as required by Section 9.1(b);

               (iii) if Parent or Purchaser shall have breached in any material respect any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice by the Company to Parent or Purchaser, as applicable.

     (d)  By Parent:

          (i) if, due to an occurrence, not involving a breach by Parent or Purchaser of their obligations hereunder, which makes it impossible to satisfy any of the conditions set forth in Annex A hereto, Parent, Purchaser, or any of their Affiliates shall have failed to commence the Offer on or prior to the fifth business day following the date of the initial public announcement of the Offer;

          (ii) if, prior to the purchase of Shares by Purchaser pursuant to the Offer, the Company Board of Directors shall have (A) withdrawn, modified or changed in a manner adverse to Parent or Purchaser its approval or recommendation of the Offer, this Agreement or the Merger, (B) recommended an Acquisition Proposal, (C) executed an agreement in principle or definitive agreement relating to an Acquisition Proposal or similar business combination with a person or entity other than Parent, Purchaser or their Affiliates, or (D) exercised its rights pursuant to Section 5.5 with respect to an Acquisition Proposal, and, directly or through its representatives, continued discussions with any third party concerning an Acquisition Proposal for more than ten business days after the date of receipt of such Acquisition Proposal;

          (iii) if prior to the purchase of Shares pursuant to the Offer, the Company shall have breached any representation, warranty, covenant or other agreement contained in this Agreement which (x) would give rise to the failure of a condition set forth in paragraph (f) or (g) of Annex A hereto, and (y) cannot be or has not been cured within 30 days after the giving of written notice to the Company; or

          (iv)  if the Disclosure Schedule as delivered to Parent pursuant to
Article III hereof shall reveal matters or information that are material and adverse to the Company and the Company shall not have disclosed such matters or information to Parent on or prior to the date hereof.

     Section 7.2    Effect of Termination.  In the event of the termination or
                    ---------------------
abandonment of the Transactions by any party hereto pursuant to the terms of this Agreement, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination or abandonment of the Transactions is made, and there shall be no liability on the part of the Parent or the Company except (A) for fraud or for breach of this Agreement prior to such termination or abandonment of the Transactions and (B) as set forth in Sections 5.2 and 9.1.


                                 ARTICLE VIII

                         DEFINITIONS AND INTERPRETATION

     Section 8.1    Definitions.  For all purposes of this Agreement, except
                    -----------
as otherwise expressly provided or unless the context clearly requires otherwise:

     "Acquisition Proposal" shall mean any proposal or offer to acquire all or a substantial part of the business or properties of the Company or any capital stock of the Company, whether by merger, tender offer, exchange offer, sale of assets or similar transactions involving the Company, division or operating or principal business unit of the Company.

     "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

     "Agreement" or "this Agreement" shall mean this Agreement and Plan of Merger, together with the Exhibits and Appendices hereto and the Disclosure Schedule.

     "Appointment Date" shall mean the time the persons designated by Purchaser have been elected to, and shall constitute a majority of, the Company Board of Directors pursuant to Section 1.3.

     "Associate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

     "Balance Sheet" shall mean the most recent audited balance sheet of the Company and its consolidated subsidiaries included in the Financial Statements.

     "Balance Sheet Date" shall mean the date of the Balance Sheet.

     "Board Fraction" shall mean a fraction, the numerator of which shall be the number of Shares which Parent beneficially own at the time of calculation of the Board Fraction, and the denominator of which shall be the total number of Shares then outstanding.

     "California Merger Agreement" shall mean the Agreement of Merger by and among the Company, Purchaser and Parent, together with the related officers' certificates required by section 1103 of the CGCL.

     "Cash Amount" shall mean an amount of cash calculated in accordance with
Section 2.4(a).

     "Certificate" shall mean a certificate which immediately prior to the Effective Time represented Shares which were converted pursuant to Section 2.1 into the right to receive the Merger Consideration.

     "CGCL" shall mean the California General Corporation Law.

     "Certificate of Merger" shall mean the Certificate of Merger referred to in
Section 1.5 to be filed with the Secretary of State of the State of Delaware.

     "Closing" shall mean the closing referred to in Section 1.6.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company"  shall have the meaning set forth in the preamble hereto.

     "Company Agreement" shall mean any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound.

     "Company Board of Directors" shall mean the board of directors of the Company.

     "Company Option" shall mean an option to purchase Shares which has been granted by the Company under the Company's Stock Option Plan of 1997, as amended and each option identified in Schedule 2.4, and in each case, which is outstanding at the Effective Time.

     "Company SEC Documents" shall mean each form, report, schedule, statement and other documents required to be filed by the Company since November 25, 1997 under the Exchange Act or the Securities Act, including any amendment to such document, whether or not such amendment is required to be so filed.

     "Company's knowledge" or "best knowledge of the Company" shall mean the knowledge that the directors and officers of the Company and the employees of the Company having responsibility for the particular subject matter at issue have or would possess after reasonable investigation and inquiry.

     "Confidentiality Agreement" shall mean a letter agreement dated on or about December 28, 1998 between the Company and Parent.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Defect" shall mean a defect or impurity of any kind, whether in design, manufacture, processing, or otherwise, including, without limitation, any dangerous propensity associated with any reasonably foreseeable use of a Product, or the failure to warn of the existence of any defect, impurity, or dangerous propensity.

     "DGCL" shall mean the Delaware General Corporation Law.

     "Disclosure Schedule" shall mean the disclosure schedule prepared and signed by the Company and delivered to Purchaser no later than the time and date set forth in Article III.

     "Dissenting Shares" shall mean any Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing, and who has demanded appraisal for such shares in accordance with Section 1300 of the CGCL, if such Section 1300 provides for appraisal rights for such Shares in the Merger.

     "Effective Time" shall mean the date and time at which the California Merger Agreement and the Certificate of Merger referred to in Section 1.5 are duly filed with the Secretary of State of the State of California and the Secretary of State of the State of Delaware, respectively, or such other date and time as are specified in the California Merger Agreement and the Certificate of Merger as the date and time the Merger becomes effective.

     "Environmental Claim" shall mean any claim, action, investigation or notice by any person or entity alleging potential liability for investigatory, cleanup or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (i) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company, now or in the past, or
(ii) any violation, or alleged violation, of any Environmental Law.

     "Environmental Law" shall mean each federal, state, local and foreign law and regulation relating to pollution, protection or preservation of human health or the environment including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata, and natural resources, and including, without limitation, each law and regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the generation, storage, containment (whether above ground or underground), disposal, transport or handling of Materials of Environmental Concern, or the preservation of the environment or mitigation of adverse effects thereon and each law and regulation with regard to record keeping, notification, disclosure and reporting requirements respecting Materials of Environmental Concern.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean any trade or business, whether or not incorporated, that together with the Company would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Ratio" shall mean the quotient of (x) the Offer Price and (y) the average per share closing price of the Parent Common Stock as reported on the

New York Stock Exchange on each of the ten trading days immediately preceding the Effective Time.

     "Financial Statements" shall mean the financial statements of the Company included in the Company SEC Documents.

     "GAAP" shall mean United States generally accepted accounting principles.

     "Governmental Entity" shall mean a court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Indebtedness" shall mean (i) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (ii) any other indebtedness that is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations under financing leases, (iv) all obligations in respect of acceptances issued or created, (v) all liabilities secured by any lien on any property and (vi) all guarantee obligations.

     "Indemnified Party" shall mean each present and former officer and director of the Company , and each person who become any of the foregoing prior to the Effective Time.

     "Independent Directors" shall mean directors of the Company who are directors on the date hereof.

     "Major Shareholder" shall mean each of the shareholders identified in Annex I attached hereto.

     "Materials of Environmental Concern" shall mean pollutants, contaminants, toxic or hazardous substances, materials and wastes, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon and lead or lead-based paints and materials.

     "Merger" shall mean the merger of Purchaser into the Company referred to in
Section 1.4.

     "Merger Consideration" shall mean an amount of cash equal to the Offer Price, which amount shall not include interest, regardless of when paid.

     "Minimum Condition" shall mean the condition that, pursuant to the Offer, there shall have been validly tendered and not withdrawn prior to the expiration of the Offer, not less than that number of Shares which, together with the Shares owned by Parent and Purchaser on the date hereof, constitutes at least 90% of the Shares issued and outstanding.

     "Offer" shall mean the cash tender offer to be made by Purchaser pursuant to Section 1.1 to acquire all of the issued and outstanding shares of common stock, no par value, of the Company at the Offer Price.

     "Offer Documents" shall mean the Offer to Purchase and a form of letter of transmittal and summary advertisement filed as exhibits to the Schedule 14D-1, together with any amendments and supplements thereto.

     "Offer Price" shall mean $19.00 per Share net to the seller in cash, or such increased amount, if any, as Purchaser may offer to pay as contemplated by
Section 1.1(a).

     "Offer to Purchase" shall mean the offer to purchase included in the
Schedule 14D-1 filed with the SEC pursuant to Section 1.1(b).

     "Parent" shall have the meaning set forth in the preamble hereto.

     "Parent Common Stock" shall mean shares of common stock of Parent.

     "Paying Agent" shall mean the bank or trust company designated by Parent to act as agent for the holders of the Shares pursuant to Section 2.2(a).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Person" shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

     "Plan" shall mean a plan, program, agreement, arrangement or program required to be included in the Disclosure Schedule pursuant to Section 3.15(a).

     "Product" shall mean any product designed, manufactured, shipped, sold, marketed, distributed and/or otherwise introduced into the stream of commerce by or on behalf of the Company, including, without limitation, any product sold in the United States by the Company as the distributor, agent, or pursuant to any other contractual relationship with a non-U.S. manufacturer.

     "Proxy Statement" shall mean the proxy statement to be filed by the Company with the SEC pursuant to Section 1.9(a)(ii), together with all amendments and supplements thereto and including the exhibits thereto.

     "Purchaser" shall mean an indirect, wholly-owned subsidiary of Parent to be formed as soon as practicable after the date hereof.

     "Purchaser Common Stock" shall mean common stock, par value $0.01 per share, of Purchaser.

     "Revised Minimum Number" shall mean that number of Shares that when added to the Shares then owned by the Purchaser would equal 49.9999% of the Shares then outstanding.

     "Schedule 14D-l" shall mean the Schedule 14D-1 filed by Purchaser with the SEC pursuant to Section 1.1(b), together with all amendments and supplements thereto and including the exhibits thereto.

     "Schedule 14D-9" shall mean the Solicitation/Recommendation Statement on
Schedule 14D-9 filed by the Company with the SEC pursuant to Section 1.2(a), together with all amendments and supplements thereto and including the exhibits thereto.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Shares" shall mean shares of common stock, no par value, issued by the Company.

     "Shareholder Agreement" shall mean each agreement, dated as of the date hereof, among the Major Shareholders and Parent, pursuant to which each Major Shareholder has agreed, among other things, to tender the Shares held by such Major Shareholder in the Offer and to grant Parent a proxy with respect to the voting of such Shares upon the terms and subject to the conditions set forth therein.

     "Special Meeting" shall mean the special meeting of shareholders of the Company referred to in Section 1.9(a)(i).

     "Stock Option Agreement" shall mean a Stock Option Agreement, dated as of the date hereof, among the Company and Parent pursuant to which the Company has granted to Purchaser an option to purchase Shares.

     "Subsidiary" shall mean, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries or (b) such party or any other Subsidiary of such party is a general partner (excluding any such partnership where such party or any Subsidiary of such party does not have a majority of the voting interest in such partnership).

     "Superior Proposal" shall mean an Acquisition Proposal which satisfies both subsection (x) and subsection (y) of Section 5.5(a).

     "Surviving Corporation" shall mean the successor or surviving corporation in the Merger.

     "Tax" or "Taxes" shall mean all taxes, charges, fees, duties, levies, penalties or other assessments imposed by any federal, state, local or foreign governmental authority, including, but not limited to, income, gross receipts, excise, property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, and other taxes, and shall include interest, penalties or additions attributable thereto; and

     "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Termination Fee" shall mean the sum of $9,000,000.

     "Title IV Plan" shall mean a Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code.

     "Transactions" shall mean the transactions provided for or contemplated by this Agreement, the Stock Option Agreement and the Shareholder Agreement, including but not limited to the Offer and the Merger.

     "Voting Debt" shall mean indebtedness having general voting rights and debt convertible into securities having such rights.


     Section 8.2    Interpretation.
                    --------------

          (a) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

          (b) Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

          (c) The words "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

          (d) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

          (e) A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

          (f) A reference to any legislation or to any provision of any legislation shall include any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

          (g) As used in this Agreement, any reference to any event, change or effect being material or having a material adverse effect on or with respect to any entity (or group of entities taken as a whole) means such event, change or effect is materially adverse to (i) the consolidated financial condition, businesses, operations, properties (including intangible properties), results of operations, assets or prospects of such entity as a whole (or, if used with respect thereto, of such group of entities taken as a whole), or (ii) the ability of such entity (or group) to consummate the Offer or the Merger, or to perform its obligations under this Agreement or the Stock Option Agreement.

          (h) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


                                  ARTICLE IX

                                 MISCELLANEOUS

     Section 9.1    Fees and Expenses. (a)  Except as specifically provided to
                    -----------------
the contrary in this Agreement, including Section 9.1(b), all costs and expenses incurred in connection with this Agreement and the consummation of the Transactions shall be paid by the party incurring such expenses; provided; that
                                                                 --------
if any legal action is instituted to enforce or interpret the terms of this Agreement, the prevailing party in such action shall be entitled, in addition to any other relief to which the party is entitled, to reimbursement of its actual attorneys fees.

          (b)  If:

               (i) the Company shall enter into an agreement which accepts or implements a Superior Proposal;

               (ii) either the Company or Parent terminates or abandons the Transactions pursuant to Section 7.1(b)(i) and prior thereto there shall have been publicly announced another Acquisition Proposal;

               (iii) the Company shall terminate or abandon the Transactions pursuant to Section 7.1(c)(ii); or

               (iv) Parent shall terminate or abandon the Transactions pursuant to Section 7.1(d)(ii) or (iii);

then the Company shall pay to Parent an amount equal to the Termination Fee plus an amount equal to Parent's actual and reasonably documented out-of-pocket fees and expenses incurred by Parent and Purchaser in connection with the Offer, the Merger, this Agreement and the consummation of the Transactions. The Termination Fee and Parent's good faith estimate of its expenses shall be paid in same day funds concurrently with the execution of an agreement referred to in subsection
(i) above or any termination or abandonment referred to in subsections (ii),
(iii) or (iv) above, whichever shall first occur, together with delivery of a written acknowledgment by the Company of its obligation to reimburse Parent for its actual expenses in excess of such estimated expense payment.

     Section 9.2    Amendment and Modification.  Subject to applicable law and
                    --------------------------
Section 1.3, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the shareholders of the Company contemplated hereby, by written agreement of the parties hereto, by action taken by their respective Boards of Directors (which in the case of the Company shall include approvals as contemplated in Section 1.3(c)), at any time prior to the Closing Date with respect to any of the terms contained herein; provided, however, that after the approval of this Agreement by the shareholders
--------  -------
of the Company, no such amendment, modification or supplement shall reduce the amount or change the form of the Merger Consideration.

     Section 9.3    Non-Survival of Representations and Warranties.  None of
                    ----------------------------------------------
the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. The foregoing sentence shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

     Section 9.4    Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Parent or Purchaser, to:

               Compaq Computer Corporation
               20555 State Highway 249
               Houston, Texas  77070
               Attention: General Counsel
               Telephone No.: (281) 370-0670
               Telecopy No.: (281) 927-8835

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               525 University Avenue, Suite 220
               Palo Alto, California 94301
               Attention: Kenton J. King, Esq.
               Telephone: 650-470-4500
               Telecopy: 650-470-4570

          (b)  if to the Company, to:

               Shopping.com
               2101 East Coast Highway
               Garden Level
               Corona Del Mar, California  92625
               Telephone No.: (949) 640-4393
               Telecopy No.: (949) 640-4374

               with a copy to:

               Mark V. Asdourian, Esq.
               5 Park Plaza, Suite 1480
               Irvine, California  92614
               Telephone: (949) 862-0040
               Telecopy: (949) 862-0039

     Section 9.5    Counterparts.  This Agreement may be executed in two or
                    ------------
more counterparts, each of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 9.6    Entire Agreement; No Third Party Beneficiaries.  This
                    ----------------------------------------------
Agreement, the Stock Option Agreement, the Shareholder Agreements, and the Confidentiality Agreement (including the documents and the instruments referred to herein and therein): (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) except as provided in Sections 2.4 and 5.9 are not intended to confer upon any person other than the parties hereto and thereto any rights or remedies hereunder.

     Section 9.7    Severability.  Any term or provision of this Agreement
                    ------------
that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     Section 9.8    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

     Section 9.9    Enforcement.  The parties agree that irreparable damage
                    -----------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

     Section 9.10   Time of Essence.   Each of the parties hereto hereby
                    ---------------
agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     Section 9.11   Extension; Waiver.  At any time prior to the Effective
                    -----------------
Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to the proviso of Section 9.2, waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     Section 9.12   Assignment.  Neither this Agreement not any of the
                    ----------
rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written content of the other parties, except that Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly or majority owned Subsidiary or Affiliate of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                         COMPAQ COMPUTER CORPORATION



                         By: /s/ Earl L. Mason
                            ___________________________________
                            Name:  Earl L. Mason
                            Title: Senior Vice President and
                                   Chief Financial Officer


                         SHOPPING.COM



                         By: /s/ Frank W. Denny
                            ___________________________________
                            Name:  Frank W. Denny
                            Title: President and Chief Executive Officer

                                                                         Annex A

     Certain Conditions of the Offer.  Notwithstanding any other provisions of
     -------------------------------
the Offer, and in addition to (and not in limitation of) Purchaser's rights to extend and amend the Offer at any time in its sole discretion (subject to the provisions of the Agreement), Purchaser shall not be required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) under the Exchange Act (relating to Purchaser's obligation to pay for or return tendered Shares promptly after termination or withdrawal of the Offer), pay for, and may delay the acceptance for payment of or, subject to the restriction referred to above, the payment for, any tendered Shares, and may terminate or amend the Offer as to any Shares not then paid for, if (i) the Minimum Condition has not been satisfied, (ii) any applicable waiting period under the HSR Act has not expired or terminated, or (iii) at any time on or after the date of the Agreement and before the time of payment for any such Shares, any of the following events shall occur or shall be determined by Purchaser to have occurred:

          (a) there shall be threatened or pending any suit, action or proceeding by any Governmental Entity (i) seeking to prohibit or impose any material limitations on Parent's or Purchaser's ownership or operation (or that of any of their respective Subsidiaries or Affiliates) of all or a material portion of their or the Company's businesses or assets, or to compel Parent or Purchaser or their respective Subsidiaries and Affiliates to dispose of or hold separate any material portion of the business or assets of the Company or Parent and their respective Subsidiaries, in each case taken as a whole, (ii) challenging the acquisition by Parent or Purchaser of any Shares under the Offer or pursuant to the Stock Option Agreement or the Shareholders Agreement, seeking to restrain or prohibit the making or consummation of the Offer or the Merger or the performance of any of the other transactions contemplated by this Agreement, the Stock Option Agreement or the Shareholder Agreements, or seeking to obtain from the Company, Parent or Purchaser any damages that are material in relation to the Company taken as a whole, (iii) seeking to impose material limitations on the ability of Purchaser, or rendering Purchaser unable, to accept for payment, pay for or purchase some or all of the Shares pursuant to the Offer and the Merger, (iv) seeking to impose material limitations on the ability of Purchaser or Parent effectively to exercise full rights of ownership of the Shares, including, without limitation, the right to vote the Shares purchased by it on all matters properly presented to the Company's shareholders, or (v) which otherwise is reasonably likely to have a material adverse affect on the financial condition, businesses, operations, properties (including intangible properties), results of operations, assets or prospects of the Company, or on the ability of the

Company to consummate the Offer or the Merger, or to perform any of their obligations under this Agreement or the Stock Option Agreement; or

          (b) there shall be any statute, rule, regulation, judgment, order or injunction enacted, entered, enforced, promulgated or deemed applicable to the Offer or the Merger, or any other action shall be taken by any Governmental Entity, other than the application to the Offer or the Merger of applicable waiting periods under the HSR Act, that is reasonably likely to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above; or

          (c) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange, in the Nasdaq National Market System, for a period in excess of three hours (excluding suspensions or limitations resulting solely from physical damage or interference with such exchanges not related to market conditions), (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States (whether or not mandatory), (iii) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) any limitation (whether or not mandatory) by any United States governmental authority on the extension of credit by banks or other financial institutions, (v) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 500 Industrial Companies by an amount in excess of 15% measured from the close of business on the date of this Agreement, (vi) a change in general financial bank or capital market conditions which materially or adversely affects the ability of financial institutions in the United States to extend credit or syndicate loans, or (vii) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof; or

          (d) there shall have occurred any material adverse change (or any development that, insofar as reasonably can be foreseen, is reasonably likely to result in any material adverse change) in the consolidated financial condition, businesses, operations, properties (including intangible properties), results of operations, assets or prospects of the Company, or in the ability of the Company to consummate the Offer or the Merger, or to perform any of their obligations under this Agreement or the Stock Option Agreement; or

          (e) the Company Board of Directors or any committee thereof (i) shall have withdrawn, modified or changed in a manner adverse to Parent or Purchaser its approval or recommendation of the Offer, this Agreement or the Merger,

(ii) shall have recommended the approval or acceptance of an Acquisition Proposal from, or similar business combination with, a person or entity other than Parent, Purchaser or their Affiliates, (iii) shall have executed an agreement in principle or definitive agreement relating to an Acquisition Proposal from, or similar business combination with, a person or entity other than Parent, Purchaser or their Affiliates, or (iv) shall have exercised its rights pursuant to Section 5.5 of this Agreement with respect to an Acquisition Proposal, and, directly or through its representatives, continued discussions with any third party concerning an Acquisition Proposal for more than ten business days after the date of receipt of such Acquisition Proposal; or

          (f) any of the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality shall not be true and correct and any such representations and warranties that are not so qualified shall not be true and correct in any material respect, in each case as of the date of this Agreement and as of the scheduled expiration of the Offer; or

          (g) the Company shall have failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of the Company to be performed or complied with by it under this Agreement; or

          (h) all consents necessary to the consummation of the Tender Offer or the Merger including, without limitation, consents from parties to loans, contracts, leases or other agreements, and consents from governmental agencies, whether federal, state or local, shall not have been obtained, other than consents the failure to obtain which would not have a material adverse effect on the Company;

          (i) this Agreement shall have been terminated in accordance with its terms;

which in the sole judgment of Parent or Purchaser, in any such case, and regardless of the circumstances (including any action or inaction by Parent or Purchaser) giving rise to such condition makes it inadvisable to proceed with the Offer and/or with such acceptance for payment of or payment for Shares.

          The foregoing conditions are for the sole benefit of Parent and Purchaser, may be waived by Parent or Purchaser, in whole or in part, at any time and from time to time in the sole discretion of Parent or Purchaser. The failure by Parent or Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

                                                                         Annex I


Robert J. McNulty
Cyber Depot
Kipling Isle
Paul Hill
Ed Bradley
Mark Winkler
Kristine Webster
John Markley
Frank Denny
Pat Demicco
Randy Read

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